LENAWEE BANCORP, INC.

                             135 East Maumee Street
                             Adrian, Michigan 49221

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            To Be Held April 18, 2001


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Lenawee Bancorp, Inc. (the "Corporation"), a Michigan corporation, will be held on April 18, 2001, at 7:00 p.m. (local time) at the Dominican Hall, Siena Heights University, 1247 East Siena Heights Drive, Adrian, Michigan, for the following purposes:

    1.  To elect three (3) directors, each to hold office for a three-year term.

    2. To consider and act upon a proposal to approve the Lenawee Bancorp 2001 Stock Option Plan.

    3. To approve of the selection of the Corporation's auditors for the 2001 fiscal year.

    4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed March 8, 2001, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof.

                                       By order of the Board of Directors



                                       /s/ Pamela S. Fisher
                                       Pamela S. Fisher, Secretary


     Your vote is important. Even if you plan to attend the meeting, please date and sign the enclosed proxy form, indicate your choice with respect to the matters to be voted upon, and return it promptly in the enclosed envelope. Note that if the stock is held in more than one name, all parties must sign the proxy form.


Dated:  March 19, 2001

                              LENAWEE BANCORP, INC.
                             135 East Maumee Street
                             Adrian, Michigan 49221

                                 PROXY STATEMENT


     This Proxy Statement and the enclosed proxy are furnished in connection with the solicitation of proxies by the Board of Directors of Lenawee Bancorp, Inc. (the "Corporation"), a Michigan bank holding company, to be voted at the Annual Meeting of Shareholders of the Corporation to be held on Wednesday, April 18, 2001, at 7:00 p.m. (local time), at the Dominican Hall, Siena Heights
University, 1247 East Siena Heights Drive, Adrian, Michigan, or at any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and in this Proxy Statement.

                              VOTING AT THE MEETING

     This Proxy Statement has been mailed on or about March 19, 2001, to all holders of record of common stock of the Corporation as of the record date. The Board of Directors of the Corporation has fixed the close of business on March 8, 2001, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders and any adjournment thereof.

     The Corporation has only one class of capital stock authorized which is common stock. As of the record date, there were 851,651 shares of common stock of the Corporation outstanding. Each outstanding share will entitle the holder thereof to one vote on each separate matter presented for vote at the meeting. Votes cast at the meeting and submitted by proxy are counted by the inspectors of the meeting, who are appointed by the Corporation.

     If a Proxy in the enclosed form is properly executed and returned to the Corporation, the shares represented by the Proxy will be voted at the Annual Meeting and any adjournment thereof. If a shareholder specifies a choice, the Proxy will be voted as specified. If no choice is specified, the shares represented by the Proxy will be voted for the election of all of the nominees named in the Proxy Statement and for the proposals set forth in this Proxy Statement, and in accordance with the judgment of the persons named as proxies with respect to any other matter which may come before the meeting. A proxy may be revoked before exercise by notifying the Secretary of the Corporation in writing or in open meeting, by submitting a proxy of a later date, or attending the meeting and voting in person. All shareholders are encouraged to date and sign the enclosed proxy form, indicate your choice with respect to the matters to be voted upon, and return it to the Corporation.

                              ELECTION OF DIRECTORS

     The Articles of Incorporation of the Corporation authorize the Board of Directors to establish the size of the Board. The Board of Directors has established the size of the Board for 2001 at nine (9) persons. The Articles of Incorporation also provide for the division of the Board of Directors into three
(3) classes of nearly equal size with staggered 3-year terms of office. Three people have been nominated by the Board of Directors for election to the Board to serve a three year term expiring at the 2004 Annual Meeting of Shareholders. The Board has nominated Fred R. Duncan, J. Paul Rupert, and Emory M. Schmidt each for a 3-year term. Each nominee is an incumbent director previously elected by the Corporation's shareholders.

     Unless otherwise directed by a shareholder's proxy, the persons named as proxy holders in the accompanying proxy will vote for the nominees named above. In the event any of such nominees shall become unavailable, which is not anticipated, the Board of Directors in its discretion may designate substitute nominees, in which event the enclosed proxy will be voted for such substitute nominees. Proxies cannot be voted for a greater number of persons than the number of nominees named.

     Except for those persons nominated by the Board of Directors, no other persons may be nominated for election at the 2001annual meeting. The Corporation's Bylaws require at least 60 days prior written notice of any other proposed shareholder nomination and no such notice has been received.

     A plurality of the votes cast at the meeting is required to elect the nominees as directors of the Corporation. As such, individuals who receive the largest number of votes cast at the meeting will be elected as directors. Shares not voted at the meeting, whether by abstention, broker nonvote, or otherwise, will not be treated as votes cast at the meeting.

     The Board of Directors recommends a vote FOR the election of all the persons nominated by the Board.

                     PROPOSAL TO APPROVE THE LENAWEE BANCORP
                             2001 STOCK OPTION PLAN


     On November 16, 2000, the Board of Directors adopted the Lenawee Bancorp 2001 Stock Option Plan (the "Plan") to be effective as of February 1, 2001, subject to approval by the Corporation's shareholders. The following summary of the Plan is subject to the specific provisions contained in the complete text of the Plan set forth in Appendix A to this Proxy Statement.

     Purpose. The purpose of the Plan is to advance the interests of the Corporation and its shareholders by offering directors and executive officers of the Corporation and Bank of Lenawee and Bank of Washtenaw (the "Banks") to acquire or increase their proprietary interest in the Corporation. The plan is intended to allow such directors and key employees to participate in the Corporation's future, as well as to enable the Corporation to attract, motivate, reward and retain individuals of the caliber needed to lead and direct the management of the Corporation.

     General. The Plan provides for the granting of stock options, including Incentive Stock Options, as defined in Section 422 of the Internal Revenue Code, and options that do not qualify as Incentive Stock Options ("Nonqualified Stock Options"). The term of the Plan is five years, and no options may be granted after February 1, 2006. The Plan requires the grant of options covering the purchase of ten thousand (10,000) shares during the initial year of the Plan. Of those ten thousand (10,000) shares, options to purchase 500 shares, each, are to be granted to each director of the Corporation who is not an employee of the Corporation or of either Bank. Also, during the initial Plan year, options to purchase shares of Common Stock may be granted to either or both of the Bank Presidents as determined by the Committee. Options covering the balance of the shares may be granted to individuals selected by the Committee, excluding the persons mentioned above. For subsequent years, the Plan requires the grant of options covering 500 shares of the common stock to each non-employee director. Options may also be granted to either or both of the Bank Presidents and such other individuals as selected by the Committee.

     Administration. The Plan will be administered by a committee of the Board of Directors, none of whom may be an employee of the Corporation or the Banks (the "Committee"). Subject to the provisions of the Plan, the Committee has the authority to select key employees to whom options may be awarded, the number of shares of Common Stock to be covered by such option and the terms and conditions of any option, such as conditions of forfeiture, transfer restrictions and vesting requirements, the exercise price (which may not be less than the fair market value), and whether the options are to be Incentive Stock Options or Nonqualified Stock Options.

     Shares Subject to Plan. Fifty thousand (50,000) shares of Common Stock are proposed to be set aside for use under the Plan. The shares to be offered under the Plan will be authorized and unissued shares, including shares reacquired by the Corporation which have that status. The number of shares that may be issued under the Plan and the number of shares subject to options are subject to adjustments in the event of a merger, reorganization, consolidation, recapitalization, stock dividends, stock splits, or other change in corporate structure affecting the Common Stock.

     Terms of Options. The Plan requires that the purchase price for the stock subject to each option not be less than the fair market value of the stock on the date an option is granted. The fair market value of the Corporation's stock will be determined by the Committee, which may take into account the valuation performed for the Corporation's Employee Stock Ownership/401(k) Plan. The Committee also has the authority to determine the exercise period of each option, which may not be more than ten years. In general, all options will be subject to vesting, whereby options will become exercisable at the rate of 20% per year following the date of the grant. Irrespective of the vesting schedule, options will become 100% vested upon the earlier of an Optionee's 62nd birthday, the death or disability of Optionee, or the occurrence of an Applicable Event as defined in the Plan. An Applicable Event is defined to mean the expiration of a tender or exchange offer as a result of which more than 50% of the Corporation's outstanding stock is acquired, or the approval by the Corporation's shareholders of a merger or consolidation, where the Corporation is not the surviving entity, or the approval of an agreement to sell or otherwise dispose of all or substantially all of the Corporation's assets.

     Options will expire 30 days after the date of an employee's or director's termination as an employee or director. If an Optionee dies before the expiration of an option, any outstanding options will terminate on the earlier of the first anniversary of the Optionee's death or the date of expiration of the option. Options may be exercised by the payment of cash or by delivery to the Corporation of previously issued shares, or any combination of the two.

     Termination or Amendment of the Plan. The Board may at any time amend, modify, or terminate this Plan or any part thereof, however, unless otherwise required by law, after shareholder approval, the rights of a participant may not be impaired without the consent of such participant. In addition, without the approval of the Corporation's shareholders, no amendment may be made which would increase the aggregate number of shares of Common Stock that may be issued under the Plan, decrease the option price of any option to less than 100% of the fair market value on the date of grant, withdraw the administration of the Plan from the Committee, or change the terms, set forth in the Plan, under which options may be granted.

     Participation and Assignability. No option may, except as otherwise specifically provided by law, be subject in any manner to assignment, transfer, or encumbrance. Optionees will have no rights as a shareholder until such time that their respective options are exercised.

     Federal Tax Consequences. The following summarizes the consequences of the grant and acquisition of options under the Plan for federal income tax purposes, based on management's understanding of existing federal income tax laws. This summary is necessarily general in nature and does not purport to be complete. Also, state and local income tax consequences are not discussed, and may vary from locality to locality.

     Plan participants will not recognize taxable income at the time an option is granted under the Plan unless the option has a readily ascertainable market value at the time of grant. Management understands that options to be granted under the Plan will not have a readily ascertainable market value; therefore, income will not be recognized by participants before the time of exercise of an option.

     For Nonqualified Stock Options, the difference between the fair market value of the shares at the time an Option is exercised and the Option price generally will be treated as ordinary income to the Optionee, in which case the Corporation will be entitled to a deduction equal to the amount of the Optionee's ordinary income. With respect to Incentive Stock Options, participants will not realize income for federal income tax purposes as a result of the exercise of such options. In addition, if Common Stock acquired as a result of the exercise of an Incentive Stock Option is disposed of more than two years after the date the option is granted and more than one year after the date the option was exercised, the entire gain, if any, realized upon disposition of such Common Stock will be treated for federal income tax purposes as capital gain. Under these circumstances, no deduction will be allowable to the Corporation in connection with either the grant or exercise of an Incentive Stock Option. Exceptions to the general rules apply in the case of a "disqualifying disposition." If a participant disposes of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option before the expiration of one year after the date of exercise or two years after the date of grant, the sale of such stock will be treated as a "disqualifying disposition." As a result, such a participant would recognize ordinary income and the Corporation would be entitled to a deduction in the year in which such disposition occurred.

     The amount of the deduction and the ordinary income recognized upon a disqualifying disposition would generally be equal to the lesser of: (a) the sale price of the shares sold minus the option price, or (b) the fair market value of the shares at the time of exercise and minus the Option price. If the disposition is to a related party (such as a spouse, brother, sister, lineal descendant, or certain trusts for business entities in which the seller holds a direct or indirect interest), the ordinary income recognized generally is equal to the excess of the fair market value of the shares at the time of exercise over the exercise price. Any ordinary income will be taxable as capital gain. In addition, the exercise of Incentive Stock Options may result in an alternative minimum tax liability.

     Required Vote for Approval. The affirmative vote of a majority of the Corporation's Common Stock voted at the Annual Meeting, in person or by proxy, is required to approve the Plan. Shares not voted at the meeting, whether by abstention, broker nonvote, or otherwise, will not be treated as votes cast at the meeting. Unless otherwise directed by marking the accompanying proxy, the proxy holder named therein will vote for the approval of the Plan.

The Board of Directors recommends a vote FOR the approval of the proposed Plan.

   RELATIONSHIP WITH AND APPROVAL OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The financial statements of the Corporation for the year ended December 31, 2000, have been examined by Crowe, Chizek and Company LLP, certified public accountants, as independent auditors of the Corporation for the 2000 fiscal year. No representative of Crowe, Chizek and Company LLP is expected to be at the annual meeting of shareholders. Crowe, Chizek and Company LLP have been the Corporation's auditors for many years and have been reappointed by the Board of Directors as independent public accountants of the Corporation and its subsidiaries for the year ending December 31, 2001.

     Audit Fees

     Aggregate fees billed by Crowe, Chizek and Company LLP for professional services rendered for the audit of the Corporation's annual consolidated financial statements and related services with respect to the annual report on Form 10-K and review of quarterly reports on Form 10-Q for the year ended December 31, 2000, were $39,500.

     Financial Information System Design and Implementation Fees

     No professional services were rendered by Crowe, Chizek and Company LLP for the year ended December 31, 2000, with respect to, directly or indirectly, operating,  or  supervising  the  operation  of, the  Corporation's  information systems or managing the Corporation's local area network or designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Corporation's financial statements taken as a whole.

     All Other Fees

     The aggregate fees billed for services rendered by Crowe, Chizek and Company LLP for services not covered under the two preceding captions for the year ended December 31, 2000 totaled $113,195.

     The Corporation's Audit Committee has concluded that the provision of services covered under the captions Financial Information System Design and Implementation Fees and All Other Fees is compatible with Crowe, Chizek and Company LLP maintaining their independence. None of the hours expended by Crowe Chizek's engagement to audit the Corporation's consolidated financial statements for the year ended December 31, 2000, were attributed to work performed by persons other than Crowe Chizek's full-time, permanent employees.

     Vote Required For Approval

     The affirmative vote of a majority of the Corporation's common stock voted at the annual meeting, in person or by proxy, is required to approve the selection of Crowe, Chizek and Company LLP as auditors for 2001. Shares not voted at the meeting, whether by abstention, broker non-vote or otherwise, will not be treated as votes cast at the meeting. Unless otherwise directed by marking the accompanying proxy, the proxy holder named therein will vote for the approval of Crowe, Chizek and Company LLP as the Corporation's auditors.

     The Board of Directors recommends a vote FOR approval of the selection of Crowe, Chizek and Company LLP as the Corporation's auditors for 2001.

                   VOTING SECURITIES AND BENEFICIAL OWNERSHIP
                            BY MANAGEMENT AND OTHERS

     At March 8, 2001, the Corporation had outstanding 851,651 shares of common stock. Shareholders are entitled to one vote for each full share of common stock registered in their names at the close of business on March 8, 2001, the record date fixed by the Board of Directors. Votes cast at the meeting and submitted by proxy are counted by the inspectors of the meeting, who are appointed by the Corporation.

     As of March 8, 2001, no person was known by management to be the beneficial owner of more than 5% of the outstanding common stock of the Company except as follows:

--------------------------------------------------------------------------------------------------------------------
               Name and Address of                        Amount and Nature of                  Approximate
                 Beneficial Owner                     Beneficial Ownership(1)(5)(6)         Percent of Class(2)
--------------------------------------------------------------------------------------------------------------------
         Douglas L. Kapnick                                   85,560 (3)                          10.05 %
         159 North Scott Street
         Adrian, MI 49221

         BONAT (ESOP/401(k) Trust)(4)                        100,270                              11.77 %
         135 East Maumee Street
         Adrian, MI 49221
--------------------------------------------------------------------------------------------------------------------

     The information in the following table sets forth the beneficial ownership of the Corporation's common stock by each of the Corporation's directors and each of the executive officers listed in the Summary Compensation Table presented later and by all directors and executive officers as a group.

---------------------------------------------------------------------------------------------------------------------
                                                                    Number of Shares
                                                              Beneficially Owned(1)(5)(6)      Percent of Class(2)
---------------------------------------------------------------------------------------------------------------------
Douglas L. Kapnick (Director)........................                  85,560                       10.05%
Allan F. Brittain (Director &Executive Officer)......                  36,003                       4.23%
Fred R. Duncan (Director)............................                  21,396(7)                    2.57%
Edward J. Engle, Jr. (Director)......................                   2,656                         *
William R. Gentner (Director)........................                   3,832                         *
J. Paul Rupert (Director)............................                   3,192                         *
Emory M. Schmidt (Director)..........................                   2,260                         *
J. David Stutzman (Director).........................                   3,924                         *
Patrick K. Gill (Director & Executive Officer).......                   7,993(8)                      *
Loren V. Happel (Executive Officer)..................                     488                         *
All Directors and Executive Officers as a Group
(11 persons).........................................                 167,304                       19.65%
----------------------------------------------------------- --------------------------------- -----------------------
*Less than 1%

(1) The number of shares stated are based on information furnished by each person listed and includes shares personally owned of record by that person and shares which under applicable regulations are deemed to be otherwise beneficially owned by that person. Under these regulations, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, has or shares voting power or investment power with respect to the security. Voting power includes the power to vote or to direct the voting of the security. Investment power includes the power to dispose or to direct the disposition of the security. A person is also considered the beneficial owner of a security if the person has a right to acquire beneficial ownership of the security within sixty (60) days.
(2) Calculated based on shares outstanding plus shares subject to stock options held by any individual listed which are exercisable within sixty (60) days.

(3) Includes shares as to which the indicated person is legally entitled to share voting or investment power by reason of joint ownership, trust, or other contract or property right, and shares held by spouses and children over whom the indicated person may have substantial influence by reason of the relationship.
(4) Patrick K. Gill, Loren V. Happel, and Pamela S. Fisher, officers of the Corporation, are members of the Pension/ESOP/401(k) Committee ("ESOP Committee") of the Corporation. Sky Financial is the trustee of the ESOP Trust, which holds shares of the Corporation for the ESOP. The trustee has voting and limited investment power over the shares held by the ESOP Trust which have not been allocated to an individual account, if any, and limited investment power over shares which have been allocated to an individual account. The ESOP Committee has the power to direct the trustee as to the voting of the shares held by the ESOP Trust that have not been allocated to an individual account, if any. Each of the members of the ESOP Committee disclaims beneficial ownership of shares held by the ESOP (except shares allocated to the person's individual account under the ESOP), and the ESOP shares are not reported as beneficially owned by the members of the ESOP Committee as individuals unless the shares have been allocated to the person's individual account under the ESOP.
(5)  Includes shares allocated to individual accounts under the ESOP.
(6) Shares that may be acquired pursuant to stock options are included in the table for stock options that are exercisable within sixty (60) days. The number of shares subject to such options for the individuals are as follows: Allan F. Brittain: 2,552; Fred R. Duncan: 1,932; Edward J. Engle,
     Jr.: 1,932;  William R. Gentner:  792; Douglas L. Kapnick:  1,932; Emory M.
     Schmidt: 1,932; J. David Stutzman: 1,932; J. Paul Rupert: 1,932; and Patrick K. Gill: 1,744.
(7) Includes 952 shares held in trust by an adult child for the benefit of Mr. Duncan's wife. Mr. Duncan disclaims beneficial ownership of those shares.
(8) Includes 1,100 shares owned by a church as to which Mr. Gill serves as trustee by virtue of his position with the Bank of Lenawee. Mr. Gill disclaims any beneficial interest in those shares.


                INFORMATION ABOUT DIRECTORS AND DIRECTOR NOMINEES

     The following information relating to the principal occupation or employment has been furnished to the Corporation by the respective directors and director nominees. Each of those persons have been engaged in the occupations stated below for more than 5 years. References to "Bank" are to Bank of Lenawee. The Corporation's new subsidiary bank, Bank of Washtenaw, was not established until January of this year.

           Nominees For Election as Director for Term Expiring in 2004

Fred R. Duncan (Director since 1984)
Fred Duncan, 59, is the former owner of the Metamora Elevator (grain elevator business). He serves on the Loan Committee and the Audit, Loan Review and Compliance Committee. He is also a youth camp counselor and mission team leader. Mr. Duncan resides in Shelby, Michigan.

J. Paul Rupert Ph.D. (Director since 1992)
Paul Rupert, 58, is President of Today's Office (retail office furniture) and Office Mouse (retail electronics). He serves on the Asset/Liability Committee, the Audit, Loan Review and Compliance Committee and is Chairman of the Pension, ESOP/401(k) Administrative Committee and the Compensation Committee. Dr. Rupert resides in Adrian, Michigan.

Emory M. Schmidt (Director since 1994)
Emory Schmidt, 57, is Vice President of Brazeway, Inc. Brazeway is a world wide leader of extruded aluminum tubing and heat transfer components with facilities in the U.S., Latin America, Europe and Asia. Mr. Schmidt serves as Chairman of the Executive Committee and also serves on the Asset/Liability Committee, the Audit, Loan Review and Compliance Committee and the Compensation Committee. He also serves as a member of the Adrian College Business Advisory Board, is the Vice President of the Adrian Schools Education Foundation, and an Executive Committee Member of Lenawee Health Alliance. Mr. Schmidt resides in Adrian, Michigan.

                      Directors Whose Terms Expire in 2003

Patrick K. Gill (Director since 1993)
Patrick Gill, 50, is President and CEO of the Bank of Lenawee. Mr. Gill began his career at the Bank of Lenawee in 1992. Mr. Gill serves on the Executive Committee, the Pension, ESOP/401(k) Administrative Committee, the Compensation Committee and is Chairman of the Loan Committee and the Asset/Liability Committee. Mr. Gill is the Past President of the Board of the Lenawee United Way and Volunteer Center. He also serves as a Board member of the Lenawee Chamber of Commerce, a Board member of Catholic Social Services, a member of the Board of Advisors at Adrian College and a Board member of the Saint Joseph Academy Investment Advisory Board. Mr. Gill resides in Adrian, Michigan.

J. David Stutzman (Director since 1993)
David Stutzman, 55, is a Member of Raymond & Stutzman LLC which is a beef feeding and crop farming operation which operates in Seneca, Michigan. Mr. Stutzman serves on the Executive Committee and the Loan Committee. He also serves as a Board member of the Lenawee United Way, is an Advisory Board member of the Producer's Livestock Association, is a past board member of Morenci Area Schools and currently serves on various boards for the First U.C.C. Church. Mr. Stutzman resides in Seneca, Michigan.

                      Directors Whose Terms Expire in 2002

Allan F. Brittain (Director since 1976)
Allan Brittain, 63, is Chairman of the Board of the Bank of Lenawee. Mr. Brittain serves on the Executive Committee, Loan Committee, Asset/Liability Committee, Pension, ESOP/401(k) Administrative Committee and the Compensation Committee. He is also a member of the Board of Trustees for Siena Heights University, and a Board member of the Adrian Public Schools Educational Foundation. Mr. Brittain began his career at the Bank in March of 1963 where he was employed continuously as a full-time employee until his retirement from full-time employment as the Bank's Chief Executive Officer on December 31, 1997. As described below, he continues to provide consulting services to the Company and to the Bank. He resides in Adrian, Michigan.

Edward J. Engle, Jr. (Director since 1986)
Edward Engle, 59, is President of Rima Manufacturing, a screw machine company in Hudson, Michigan. He serves on the Loan Committee and is Chairman of the Audit, Loan Review and Compliance Committee. Mr. Engle is a graduate of DePaul University and Toledo University. Mr. Engle resides in Onsted, Michigan.

William R. Gentner  (Director since 1997)
William Gentner, 64, is Owner and President of Gentner Inc. located in Saline, Michigan, which he founded in Brooklyn, Michigan in 1957. Gentner Inc. is a material supplier consisting of four transportation companies. It has 70 employees and nearly 50 Michigan Gravel Trains. Mr. Gentner serves on the Audit, Loan Review and Compliance Committee and the Compensation Committee. He is also the President of the Michigan Aggregate Carriers Trucking Association. Mr. Gentner resides in Saline, Michigan.

Douglas L. Kapnick (Director since 1982)
Douglas Kapnick, 57, is President of Kapnick and Company. Kapnick and Company is a full service insurance broker with offices in Adrian and Southfield and 85 employees. Mr. Kapnick is Chairman of the Board of Lenawee Bancorp, Inc. and serves on the Loan Committee, the Compensation Committee and the Executive Committee. He also serves on the Board of Trustees for Siena Heights University, is a Director of the Emma L. Bixby Medical Center Foundation, a Board member of the Greater Adrian Industrial Development Corporation, and a Board member of the Adrian Symphony. He is also a recipient of the Lenawee Maple Leaf Award. Mr. Kapnick resides in Adrian, Michigan.


Director Compensation

     Directors of the Corporation are not paid an annual retainer. Directors of the Bank are paid an annual retainer fee of $600 ($5,400 to the Chairman). Compensation is also paid for attendance at Corporation Board meetings ($150 each meeting) and Bank Board meetings ($250 each meeting), and all committee meetings ($200 each meeting). Discretionary bonuses in the form of stock options were paid as listed below for the years ended

December 31, 2000, 1999, and 1998 respectively. During 2000, the Board of Directors of the Corporation and the Bank held a total of 21 regular meetings. Various committees of the Boards held meetings as needed. Each Director attended at least 75% of the total number of meetings of the Board of Directors and meetings of committees on which they served.

     Mr. Brittain, Chairman of the Board of Directors of Bank of Lenawee, and the Bank are parties to a consulting agreement under which he is paid an annual consulting fee of $50,000. They are also parties to a supplemental retirement agreement, which provides for a supplemental retirement benefit for Mr. Brittain. The benefit under the agreement is equal to the difference between the benefit Mr. Brittain would have received under the Bank's Retirement Plan if he had retired at age 65 (normal retirement age) rather than age 60 when he actually retired. His right to the supplemental benefits vests over a five year period ending December 31, 2002, provided he does not become an executive officer of any other bank or financial institution having its main office in Lenawee County, Michigan. The amount of the supplemental benefit is $532 per month.

     Effective February 1, 1996, the Corporation adopted a Stock Option Plan for directors and executive officers. The plan terminated January 18, 2001. The plan provides for granting of options covering a total of up to 52,800 shares of the Corporation's common stock. The plan provides for the grant each year to each director not actively employed by the Corporation or the Bank, as of the effective date of the plan, of options covering 660 shares of common stock. The President of the Bank and other individuals are entitled to receive options covering a number of shares determined by a committee of directors who are not employees of the Bank or the Corporation. Options granted under the plan, vest at the rate of 20% at each anniversary of the option grant date. Vesting is accelerated upon the Optionee's attainment of age 62, in the event of a change of control of the Corporation, the death of the Optionee or the Optionee's total disability. The option price under all options granted to date has been the most recent independent appraised price for purposes of the Bank's Employee Stock Ownership Plan. The term of each Option is established by the committee but may not exceed ten years from the date of grant.

Stock Options granted to directors:

----------------------------------------------------------------------------------------------------------------
2000                                     1999                                   1998
----------------------------------------------------------------------------------------------------------------
Each Outside Director: 660               Each Outside Director: 660             Each Outside Directors:  660

Chairman:  660                           Chairman:  660                         Chairman:  660

CEO:  440                                CEO:  440                              CEO:  400

Exercise Price - ALL OPTIONS -           Exercise Price - ALL OPTIONS -         Exercise Price - ALL OPTIONS -
$44.00 Per Share                         $36.00 Per Share                       $25.00 Per Share
---------------------------------------- -------------------------------------- --------------------------------
(NOTE:  All amounts shown have been adjusted for stock splits.)

                                 AUDIT COMMITTEE

     The Audit Committee, comprised of five nonemployee directors, met on four occasions during 2000. Each of the members of the Audit Committee is independent as defined in Rule 4200(a) of the NASD Listing Standards. Primary duties and responsibilities of the Audit Committee include annually recommending to the Board of Directors an independent public accounting firm to be appointed auditors of the Corporation and the Bank, reviewing the scope and fees for the audit, reviewing all the reports received from the independent certified public accountants, and coordinating matters with the internal auditing function. The Board of Directors has not adopted an Audit Committee Charter. On March 13, 2001, the Audit Committee submitted to the Board the following report.

     Audit Committee Report

     We have reviewed and discussed with management the Corporation's audited financial statements as of and for the year ended December 31, 2000.

     We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

     Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Corporation's Form 10-K for the year ended December 31, 2000.

     Respectfully submitted, Fred R. Duncan, Edward J. Engle, Jr., William R. Gentner, J. Paul Rupert and Emory M. Schmidt.


                       COMPENSATION OF EXECUTIVE OFFICERS

                   Committee Report on Executive Compensation

     All of the executive officers of the Corporation, with the exception of Mr. Kapnick (the Chairman) are also officers of one or more of the Corporation's subsidiary banks. They serve as officers of the Corporation as an incident to their primary service as an officer and employee of a subsidiary bank and receive no compensation directly from the Corporation. Although there is a great deal of communication between the Board of Directors of the Corporation and the Boards of Directors of the subsidiary banks, the Boards of Directors of the subsidiary banks retain authority and responsibility for setting compensation for their own officers, including those officers who also serve as officers of the Corporation.

     The Executive Committee of the Corporation serves as a Compensation Committee with respect to Mr. Gill's compensation, with Mr. Gill excluded from decisions with respect to his own compensation. The Board of Directors of the Corporation, except Mr. Gill, serves as a committee to administer the Stock Option Plans of the Corporation. The Corporation's Board of Directors has responsibility for establishing the formal Employee Benefit Plans which are available to the employees of the subsidiary banks. These plans currently include a Qualified Employee Stock Ownership and 401(k) Plan, the 1996 Stock Option Plan and, subject to shareholder approval, the 2001 Stock Option Plan. The Board of Directors of the Corporation reviews the compensation to be paid to executive officers of the subsidiary banks who also serve as officers of the Corporation. Recommendation and formal authorization of the compensation of subsidiary bank executive officers is, however, the role of the Board of Directors of the subsidiary banks.

     All executive officers receive a salary and, if net income is satisfactory, an annual cash bonus. It is the policy of the Corporation and the subsidiary banks to set salaries at levels that will be competitive with other comparable financial institutions in order to enable the Corporation and the subsidiary banks to retain and, when needed, attract qualified executive officers. Information on compensation levels of other institutions is obtained from compensation surveys published by the Michigan Bankers Association, the Bank Administration Institute and from other similar sources. In setting salaries, the Corporation and the subsidiary banks also seek to assure relative fairness in the compensation of officers and to recognize the value of the contribution that each makes to the Corporation's success. Annual cash bonuses are based on a discretionary evaluation of the performance of the Corporation and the subsidiary bank served by the officer. Bonuses also take into account recognition of specific personal achievements of the individual officers.

     During 2000, 440 stock options were granted to the Corporation's President who also serves as President of Bank of Lenawee and no stock options were granted to any other executives. The number of shares subject to each option was based upon the position and discretionary assessment of the performance of each grantee. The options awarded in 2000 vest at the rate of 20% each year.

     The Corporation generally maintains a conservative level of perquisites and personal benefits. The dollar value of perquisites and personal benefits provided to executive officers does not exceed 10% of each executive officer's respective annual salary and bonus.

     The salary and bonus of Patrick A. Gill, President and Chief Executive Officer of the Corporation and Bank of Lenawee, was recommended by the Executive Committee of Bank of Lenawee and approved by the Boards of

Directors of the Corporation and Bank of Lenawee. In recommending and approving Mr. Gill's salary, the Committee and the Boards considered a survey of compensation paid to executive officers by Michigan financial institutions of more or less comparable size. Mr. Gill's salary, bonus and stock option awards were also based on a discretionary evaluation of Mr. Gill's personal performance and the operating results of the Corporation and Bank of Lenawee. For this purpose, the Committee and the Board of Directors focused on the earnings of the Corporation and Bank of Lenawee in the year just completed, the quality and productivity of the management team, reductions in administrative staffing, and continuing improvements made in loan quality, loans and loan allowance management, and loan documentation and procedures.

     Respectfully submitted, Allan F. Brittain (member Executive and Compensation Committees), Douglas L. Kapnick (member Executive and Compensation Committees), J. Paul Rupert (member Compensation Committee), Emory M. Schmidt (member Executive and Compensation Committees), J. David Stutzman (member Executive Committee), Patrick K. Gill (member Executive and Compensation Committees).


                         EXECUTIVE COMPENSATION SUMMARY

     The following table sets forth the compensation paid by the Bank of Lenawee during the last three years to its Chief Executive Officer and Chief Financial Officer. There are no employees of the Corporation; all personnel are employed by the Bank of Lenawee. No other executive officers of the Corporation or the Bank of Lenawee received annual compensation in excess of $100,000 during this period.

                                                        Annual Compensation
                                             -----------------------------------------             All Other
      Name and Principal Position            Year            Salary             Bonus            Compensation
      ---------------------------            ----            ------             -----            ------------
Patrick K. Gill, President/CEO               2000          $150,500           $77,282             $70,633(1)
                                             1999           130,000            48,950              61,600(1)
                                             1998           130,000            15,900              42,900(1)

Loren V. Happel, CFO                         2000           $82,000           $23,900
                                             1999            80,400            22,100
                                             1998            80,400             9,900

(1) Includes the value of a share grant of Company common stock, amounts reimbursed for payment of taxes and automobile lease payments. Share grants were 1,000, 500 and 250 in 2000, 1999 and 1998 respectively.

     In 1999, Patrick K. Gill and Bank of Lenawee executed an agreement that outlines his compensation arrangement. That compensation consists of a minimum base salary of $150,000, participation in a cash incentive program, participation in a shareholder-approved stock option program for directors and certain executive officers, a 1,000 share stock award, a leased vehicle and all other benefits as may be provided to employees generally. The agreement also outlines various termination scenarios and the compensation and/or benefits to be paid under each. In the event of an involuntary termination, without cause, of Mr. Gill's employment, or his resignation for good reason (change in duties or responsibilities or reduction in base salary), his compensation and benefits will be paid for twelve months. Should his employment be terminated for cause, or he resign without good reason, no salary continuation will be paid and benefits will only be provided in accordance with the plans and practices applicable to employees generally.

     The Corporation maintains a defined benefit pension plan for substantially all employees. The Corporation also maintains an Employee Stock Ownership and 401(k) plan covering substantially all employees.

                   EXECUTIVE OPTION GRANTS IN LAST FISCAL YEAR

                                       Percent of
                                          Total
                        Number of        Options
                          Shares       Granted to                                      Potential Realizable Value at
                        Underlying      Employees                                      Assumed Annual Rates of Stock
                         Options        in Fiscal     Exercise     Expiration      Price Appreciation for Option Term(2)
                          Granted         Year         Price          Date           0%         5%          10%
                         --------       --------       ------         -----          --         --          ---
Patrick K. Gill            440            100%          44.00         2010          $7,040      $23,643     $49,115

(1) Appraised value in the most recent independent appraisal performed for purposes of the Bank's Employee Stock Ownership Plan.
(2) Computed based on last sale price ($60.00 per share), during 2000, of which management is aware.

                             YEAR END OPTION VALUES

                                                               Number of Shares Underlying        Value of Unexercised
                                                                 Unexercised Options at          In-the-Money Options at
                                                                    December 31, 2000             December 31, 2000(1)
                        Shares Acquired                             -----------------             --------------------
        Name              On Exercise       Value Realized      Exercisable/Unexercisable       Exercisable/Unexercisable
        ----            ----------------    --------------      -------------------------       -------------------------
Patrick K. Gill              -0-                 -0-                    1744/976                     $63,727/$25,430

(1) Computed based on last sale price ($60.00 per share), during 2000, of which management is aware.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Certain directors and officers of the Corporation have had, and are expected to have in the future, loan and other extension of credit transactions with the subsidiary banks, or have been directors or officers of corporations, or members of partnerships, which have had and are expected to have in the future, such transactions with the subsidiary banks. All such transactions with officers and directors, either directly or indirectly, have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other customers, and these transactions do not involve more than the normal risk of collectability or present other unfavorable features. All such future transactions, including transactions with principal shareholders and other Corporation affiliates, will be made in the ordinary course of business, on terms no less favorable to the Corporation than with other customers, and will be subject to approval by a majority of the Corporation's independent, outside disinterested directors.

     The Corporation and the subsidiary banks purchase all of their insurance products through an insurance agency owned primarily by Mr. Kapnick, one of the directors. All insurance products are purchased at rates, which are believed to be competitive for the same or comparable insurance products that could be purchased through other agencies. Total premiums paid to Mr. Kapnick's agency for one year of insurance coverage purchased by the Corporation and the subsidiary banks during 2000 were approximately $173,896.

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Corporation's common stock with that of the cumulative total return on the MG Group Index and the NASDAQ Stock Market Index for the five year period ended December 31, 2000. The MG Group Index is an index composed of 90 banks and bank holding companies located in the Midwest and published by Media General Financial Services. The following information is based on an investment of $100, on December 31, 1995, in the Corporation's common stock, the MG Group Index, and the NASDAQ Stock Market Index, with dividends reinvested. There has been only limited trading in the Corporation's common stock and the Corporation's common stock does not trade on any stock exchange or on the NASDAQ market. Accordingly, the returns reflected in the following graph and table are based on sale prices of the Corporation's stock of which management is aware. There may have been sales at higher or lower prices of which management is not aware.

                                [GRAPH OMITTED]

-------------------------------------------------------------------------------------------------------------------
                                       1995         1996          1997         1998          1999         2000
-------------------------------------------------------------------------------------------------------------------
Lenawee Bancorp                        100         111.38        137.96       253.78        400.34       348.03

MG Group Index                         100         133.59        228.03       252.99        209.94       255.66

NASDAQ Market Index                    100         122.96        163.98       210.84        255.22       231.98
-------------------------------------------------------------------------------------------------------------------

 Source: Media General Financial Services, Richmond, Virginia

                      COMPLIANCE WITH SECTION 16 REPORTING

     The rules of the Securities and Exchange Commission require that the Corporation disclose late filings of reports of stock ownership (and changes in stock ownership) by its directors, executive officers and beneficial owners of more than 10% of the Corporation's common stock. Based solely on its review of the copies of such reports received by it, and written representations from certain reporting persons, the Corporation believes that during the year ended December 31, 2000, its directors, executive officers and beneficial owners of more than 10% of the Corporation's common stock have complied with all filing requirements applicable to them.


                              SHAREHOLDER PROPOSALS

     Any shareholder proposal to be considered by the Corporation for inclusion in the 2002Annual Meeting of Shareholders proxy materials must be received by the Corporation no later than November 20, 2001

                       AVAILABILITY OF 10-K ANNUAL REPORT

     An annual report on Form 10-K to the Securities and Exchange Commission for the year ended December 31, 2000, will be provided free to shareholders upon written request. Write to Lenawee Bancorp, Inc., Attention: Pamela S. Fisher, 135 East Maumee Street, Adrian, Michigan 49221. The Form 10-K and certain other periodic filings are filed with the Securities and Exchange Commission (the "SEC"). The SEC maintains an Internet web site that contains reports and other information regarding companies, including the Corporation, that file electronically. The SEC's web site address is http:\\www.sec.gov.

                                  MISCELLANEOUS

     The management of the Corporation is not aware of any other matter to be presented for action at the meeting. However, if any such other matter is properly presented for action, it is the intention of the persons named in the accompanying form of proxy to vote thereon in accordance with their best judgment.

     The cost of soliciting proxies in the accompanying forms will be borne by the Corporation. In addition to solicitation by mail, proxies may be solicited in person, or by telephone or telegraph, by some regular employees of the Corporation.

     Shareholders are urged to sign and return the enclosed proxy in the enclosed envelope. A prompt response will be helpful and appreciated.


                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              /s/ Pamela S. Fisher
                                              Pamela S. Fisher
                                              Secretary

March 19, 2001

                                   APPENDIX A

                              LENAWEE BANCORP, INC.

                             2001 STOCK OPTION PLAN



                                    ARTICLE I
                                   Definitions

Section 1.1 Definitions. As used herein, the following terms shall have the meaning set forth below, unless the context clearly requires otherwise:

     (a) "Applicable Event" shall mean (i) the expiration of a tender offer or exchange offer (other than an offer by the Company) pursuant to which more than 50 percent of the Company's issued and outstanding stock has been purchased, or (ii) the approval by the shareholders of the Company of an agreement to merge or consolidate the Company with or into another entity where the Company is not the surviving entity, or an agreement to sell or otherwise dispose of all or substantially all of the Company's assets (including a plan of liquidation).
     (b)  "Bank" shall mean the Bank of Lenawee and/or the Bank of Washtenaw.
     (c) "Committee" shall mean a Committee consisting of the members of the Board of Directors of the Company, who are not employees of either of the Banks or the Company.
     (d)  "Company" shall mean Lenawee Bancorp, Inc.
     (e) "Director" shall mean a member of the Board of Directors of the Company or of either Bank.
     (f) "Effective Date" with respect to the Plan shall mean the date specified in Section 2.3 as the Effective Date.
     (g) "Fair Market Value" with respect to a share of Stock shall mean the fair market value of the Stock, as determined by the application of such reasonable valuation methods as the Committee shall adopt or apply. The Committee's determination of Fair Market Value shall be conclusive and binding on the Company and the Optionee. The Committee may take into account the valuation performed for the employee stock ownership/401(k) plan maintained for the benefit of the employees of either of the Banks.
     (h) "Option" shall mean an option to purchase Stock granted pursuant to the provisions of the Plan. Options granted under the Plan shall be either Nonqualified Stock Options or Incentive Stock Options. An Incentive Stock Option shall mean an Option to purchase shares of Stock which is designated as an Incentive Stock Option by the Committee and is intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended. Nonqualified Stock Options shall mean an Option to purchase shares of Stock which is not an Incentive Stock Option.
     (i) "Optionee" shall mean a Director, officer or employee of either of the Banks or the Company to whom an Option has been granted.
     (j) "Plan" shall mean the Lenawee Bancorp, Inc. Stock Option Plan, the terms of which are set forth herein.
     (k) "Plan Year" shall mean the twelve month period beginning on the Effective Date, and each twelve month period thereafter beginning on the anniversary of the Effective Date.
     (l) "Stock" shall mean the Common Stock of the Company or, in the event that the outstanding shares of Stock are changed into or exchanged for shares of a different stock or securities of the Company or some other entity, such other stock or securities.
     (m) "Stock Option Agreement" shall mean the agreement between the Company and the Optionee under which the Optionee may purchase Stock pursuant to the terms of the Plan.

                                   ARTICLE II
                                    The Plan

Section 2.1 Name. This plan shall be known as the "Lenawee Bancorp, Inc. Stock Option Plan."

Section 2.2 Purpose. The purpose of the Plan is to advance the interests of the Company and its stockholders by affording to Directors and executive officers of the Company and the Banks and opportunity to acquire or increase their proprietary interest in the Company by the grant to such persons of Options under the terms set forth herein. By encouraging such persons to become owners of the Company, the Company seeks to attract, motivate, reward and retain those highly competent individuals upon whose judgment, initiative, leadership and efforts the success of the Company depends.

Section 2.3 Effective Date and Term. The Plan was approved by the Board of Directors of the Company on November 16, 2000 and shall be effective on February 1, 2001, as approved by a majority of the shareholders of the Company present in person or by proxy at the meeting of the shareholders of the Company held on April 18, 2001. The Plan shall terminate upon the fifth anniversary of the date on which it is adopted by the Board of Directors.

                                   ARTICLE III
                                 Administration

Section 3.1 Administration

     (a) The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have sole discretion and authority to determine from time to time the individuals to whom Options may be granted, the number of shares of Stock to be subject to each Option, the period during which such Option may be exercised, and the price at which said Option may be exercised.

     (b) Meetings of the Committee shall be held at such times and places as shall be determined from time to time by the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before the meeting. In addition, the Committee may take any action otherwise proper under the Plan by the affirmative vote, taken without a meeting, of a majority of the members.

     (c) No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act of omission on his own part, including, but not limited to, the exercise of any power or discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct. All questions of interpretations and application with respect to the Plan or Options granted thereunder shall be subject to the determination, which shall be final and binding, of a majority of the whole Committee.

     (d) In addition, the Committee shall have the sole discretion and authority to determine whether an Option shall be an Incentive Stock Option or a nonqualified option, or both types of options, provided that Incentive Stock Options may be granted only to persons who are employees of the Company or either of the Banks.

Section 3.2 Company Assistance. The Company and the Banks shall supply full and timely information to the Committee on all matters relating to eligible employees, their employment, death, retirement, disability or other termination of employment, and such other pertinent facts as the Committee may require. The Company and the Banks shall furnish the Committee with such clerical and other assistance as necessary in the performance of its duties.

                                   ARTICLE IV
                                    Optionees

Section 4.1. Eligibility. Directors and executive officers of the Company and the Banks shall be eligible to participate in the Plan. The Committee may grant Options to any eligible individual subject to the provisions of Section 5.01.

                                    ARTICLE V
                         Shares of Stock Subject to Plan

Section 5.1 Grant of Options and Limitations.

     (a) Initial Plan Year. For the initial Plan Year, the Committee shall grant Options for up to 10,000 shares of Stock, according to the following schedule:

          (1) Each person who is a Director not actively employed by the Company as of the Effective Date shall receive Options for 500 shares of Stock;

          (2) The President of each of the Banks shall receive Options as determined by the Committee.

          (3)  Such  other  individuals,  excluding  individuals  identified  in
               Section 5.1(a)(1)(2) and (3), as are designated by the Committee shall be eligible to receive Options for the number of shares of Stock determined by the Committee provided, however, that the total number of Options granted shall not exceed 10,000.

     (b) Subsequent years. For each subsequent Plan Year, Options shall be granted according to the following schedule:

          (1) Each person who is a Director not actively employed by the Company as of the Effective Date shall receive Options for 500 shares of Stock;

          (2) The President of each of the Banks, and such other individuals as are designated by the Committee shall be eligible to receive Options for the number of shares of Stock determined by the Committee.

     (c) Stock Available for Options. Subject to adjustment pursuant to the provisions of Section 5.3 hereof, the aggregate number of shares with respect to which Options may be granted during the term of the Plan shall not exceed 50,000. Shares with respect to which Options may be granted may be either authorized and unissued shares or shares issued and thereafter acquired by the Company.

Section 5.2. Options Under Plan. Shares of Stock with respect to which an Option granted hereunder shall have been exercised shall not again be available for grant hereunder. If Options granted hereunder shall expire, terminate or be cancelled for any reason without being wholly exercised, new Options may not be granted hereunder covering the number of shares to which such Option expiration, termination or cancellation relates.

Section 5.3. Antidilution. The provisions of subsections (a) and (b) shall apply in the event that the outstanding shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or another entity by reason of any merger, consolidation, reorganization, recapitalization, reclassification, combination, stock split or stock dividend.

     (a) The aggregate number and kind of shares subject to Options which may be granted hereunder shall be adjusted appropriately.

     (b) Where dissolution or liquidation of the Company or any merger or combination in which the Company is not a surviving company is involved, each outstanding Option granted hereunder shall, subject to 6.8, terminate.

The foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Committee, and any such adjustment may provide for the elimination of fractional share interests.

                                   ARTICLE VI
                                     Options

Section 6.1. Option Grant and Agreement. Each Option granted hereunder shall be evidenced by minutes of a meeting or the written consent of at least a majority of the members of the Committee and by a written Stock Option Agreement dated as of the date of grant and executed by the Company and the Optionee. The Stock Option Agreement shall set forth such terms and conditions as may be determined by the Committee consistent with the Plan.

Section 6.2. Option Price. The exercise price of the Stock subject to each Option shall not be less than the Fair Market Value of the Stock on the date the Option is granted.

Section 6.3. Option Grant and Exercise Periods. No Option may be granted after the fifth anniversary of the Effective Date. The period for exercise of each Option shall be determined by the Committee, but in no instance shall such period extend beyond the tenth anniversary of the date of grant of the Option.

Section 6.4.    Option Exercise.

     (a) The Company shall not be required to sell or issue shares under an option if the issuance of such shares shall constitute or result in a violation of the Optionee or the Company of any provisions of any law, statute or regulation of any governmental authority. Specifically, in connection with the Securities Act of 1933 (the "Act"), upon exercise of any Option, the Company shall not be required to issue such shares unless the Committee has received evidence satisfactory to it to the effect that registration under the Act and applicable state securities laws is not required, unless the offer and sale of securities under the Plan is registered or qualified under the Act and applicable state laws. Any determination in this connection by the Committee shall be final, binding and conclusive. If shares are issued under any Option without registrations under the Act or applicable state securities laws, the Optionee may be required to accept the shares subject to such restrictions on transferability as may in the reasonable judgment of the Committee be required to comply with exemptions from registrations under such laws. The Company may, but shall in no event be required to comply with exemptions from registrations under such laws. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Act or applicable state securities laws. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

     (b) Subject to Section 6.4(c), and such terms and conditions as may be determined by the Committee in its sole discretion upon the grant of an Option, an Option may be exercised in whole or in part (but with respect to whole shares only) and from time to time by delivering to the Company at its principal office written notice of intent to exercise the Option with respect to a specified number of shares.

     (c) An Option shall be exercisable according to the following vesting schedule:

                           20%   after one year from grant

                           40%   after two years from grant

                           60%   after three years from grant

                           80%   after four years from grant

                           100%  after five years from grant

          Provided, however, that upon the earlier of (i) the Optionee's 62nd birthdate, (ii) the occurrence of an Applicable Event, (iii) the death of the Optionee (iv) or total disability, all Options granted to the Optionee shall be fully exercisable in accordance with the terms of the Plan. For purposes of this paragraph an Optionee is totally disabled if he is receiving disability benefits under the Social Security Act as the result of a total and permanent disability, or is determined to be totally disabled under any long-term disability plan sponsored by either of the Banks or Company.

     (d) Subject to such terms and conditions as may be determined by the Committee in its sole discretion upon grant of any Option, payment for the shares to be acquired pursuant to exercise of the Option shall be made as follows:

          (1) by delivering to the Company at its principal office a cashier's or certified check, payable to the order of the Company, in the amount of the Option price for the number of shares of Stock with respect to which the Option is then being exercised; or

          (2) by delivering to the Company at its principal office certificates representing Stock, duly endorsed for transfer to the Company, having an aggregate Fair Market Value as of the date of exercise equal to the amount of the Option price, for the number of shares of Stock with respect to which the Option is then being exercised; or

          (3)  by any combination of payments  delivered  pursuant to paragraphs
               (d)(1) and (d)(2) above.

Section 6.5. Nontransferability of Option. No Option may be sold, pledged, assigned or transferred in any manner otherwise than by will or the laws of descent and distribution except to the extent provided in Section 6.6(b). During the lifetime of an Optionee Options shall be exercisable only to the extent provided in Section 6.6(b).

Section 6.6.   Effect of Termination of Employment or Death.

     (a) If an Optionee's status as a Director or as an employee of the Company or the Bank(s) terminates for any reason, other than the death of the Optionee, before the date of expiration of Options held by such Optionee, such Options shall become null and void on the 30th day following the date of such termination. An Optionee who terminates employment with the Company or either of the Banks but retains his status as a Director is not considered terminated for purposes of this
          Section 6.6. The date of such termination shall be the date the Optionee ceases to be a Director or an employee of the Company or at least one of the Banks.

     (b) If an Optionee dies before the expiration of Options held by the Optionee, such Options shall terminate on the earlier of (i) the date of expiration of the Options, or (ii) one year following the date of the Optionee's death. Subject to the foregoing limitations, in the event of an Optionee's death, the Options may be exercised by any of the following: (A) any person designated to exercise the Option after the Optionee's death by means of a specific written designation executed by the Optionee and filed with the Committee prior to the Optionee's death; or if no such person has been designated, either by
          (b) the executor or administrator or personal representative of the estate of the deceased Optionee or (C) the person or persons to whom an Option granted hereunder shall have been validly transferred by the executor or the administrator or the personal representative of the Optionee's estate. To the extent that such Options would otherwise be exercisable under the terms of the Plan and the Optionee's Stock Option Agreement, such exercise may occur at any time prior to the termination date specified in the preceding sentence.

Section 6.7. Rights as Shareholder. An Optionee shall have no rights as a shareholder with respect to any share subject to such Option prior to the exercise of the Option and the purchase of such shares.

Section 6.8. Limited Rights. Within the earlier of (i) the occurrence of an Applicable Event, or (ii) 30 days following the date on which the Company obtains knowledge of and notifies an Optionee of an Applicable Event, an Optionee shall have the right (without regard to the limitation on the exercise of Options set forth in Section 6.4(c) of the Plan and similar limitations in the Stock Option Agreement) to exercise options then held, or to surrender unexercised Options in exchange for a cash amount. Such cash amount shall be equal to the product of (1) the number of shares of Stock subject to the Option, or portion thereof which is surrendered, multiplied by (2) the amount by which the highest price paid or to be paid per share pursuant to an Applicable Event exceeds the exercise price.

                                   ARTICLE VII
                 Termination, Amendment and Modification of Plan

Section 7.1. Termination. The Board of Directors of the Company may at any time and from time to time and in any respect amend, modify or terminate the Plan; provided, however, that absent the approval of holders representing a majority of the voting shares of stock of the Company, no such action may:

     (a) increase the total number of shares of Stock subject to the Plan, except as contemplated in Section 5.3 hereof; or

     (b)  withdraw the administration of the Plan from the Committee; or

     (c) change the terms by which an Option may be exercised, in whole or in part, as described in Section 6.4 of this Plan; or

     (d) change the limitation on the price at which Options may be granted hereunder as provided by Section 6.2; or

     (e) affect any Stock Option Agreement previously executed pursuant to the Plan without the consent of the Optionee.

                                  ARTICLE VIII
                                  Miscellaneous

Section 8.1. Application of Funds. The proceeds received by the Company from the sale of Stock pursuant to Options shall be used for general corporate purposes.

Section 8.2. Tenure. Nothing in the Plan or in any Option granted hereunder or in any Stock Option Agreement relating thereto shall confer upon any Director, or upon any officer or employee, the right to continue in such position with the Company or the Bank.

Section 8.3. Other Compensation Plans. The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or the Bank(s) nor shall the Plan preclude the Company or the Bank from establishing any other forms of incentive or other compensation for Directors, officers or employees of the Company or the Bank.

Section 8.4. No Obligation to Exercise Options. The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

Section 8.5. Plan Binding on Successors. The Plan shall be binding upon the successors and assigns of the Company.

Section 8.6. Singular, Plural Gender. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include feminine.

Section 8.7. Headings, Etc., No Part of Plan. Headings of Articles and Sections hereof are inserted for convenience of reference; they constitute no part of the Plan.

Section 8.8. Governing Law. Except as otherwise required by law, the validity, construction and administration of this Plan shall be determined under the Laws in the State of Michigan.


Signed this ______________ day of ___________________, 2001.

         LENAWEE BANCORP, INC.


         By ______________________________________
               Douglas L. Kapnick,
               Chairman of the Board of Directors

Lenawee Bancorp, Inc.                                    This Proxy is solicited
135 East Maumee Street                                   on behalf of the
Adrian, Michigan 49221                                   Board of Directors

                                      PROXY

     The undersigned holder of _________________ shares of capital stock of Lenawee Bancorp, Inc. hereby appoints Douglas L. Kapnick and Allan F. Brittain as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Lenawee Bancorp, Inc. held of record by the undersigned on March 8, 2001, at the annual meeting of shareholders to be held April 18, 2001, and at any adjournment thereof.

1.   In the election of three directors to be elected for terms expiring in 2004

     [ ]  FOR all nominees listed below          [ ] WITHHOLD AUTHORITY
          (except as marked to the               to vote for all nominees
           contrary below)                        listed below

     (INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)

            Fred R. Duncan    -    J. Paul Rupert    -    Emory M. Schmidt

2.   Proposal to approve the Lenawee Bancorp 2001 Stock Option Plan.

           [   ]   FOR              [   ]    AGAINST           [   ]    ABSTAIN

3. Proposal to approve the selection of the Corporation's auditors for the 2001 fiscal year.

           [   ]   FOR              [   ]    AGAINST           [   ]    ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR all nominees listed in Item 1 and FOR the Other Proposals.


Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership or limited liability company, please sign in partnership or company name by authorized person.


_____________________________________    _______________________________________
Signature                                Signature if held jointly


Dated: ______________________, 2001




PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                              Lenawee Bancorp, Inc.

                                      2000
                                  Annual Report










This 2000 Annual Report contains audited financial statements and a detailed financial review. This is Lenawee Bancorp's 2000 annual report to shareholders. Although attached to our proxy statement, this report is not part of our proxy statement, is not deemed to be soliciting material, and is not deemed to be filed with the Securities and Exchange Commission (the "SEC") except to the extent that it is expressly incorporated by reference in a document filed with the SEC.

The 2000 Summary Annual Report to Shareholders accompanies this proxy statement. That report presents information concerning the business and financial results of Lenawee Bancorp in a format and level of detail that we believe shareholders will find useful and informative. Shareholder who would like to receive even more detailed information than that contained in this 2000 Annual Report are invited to request our Annual Report on Form 10-K.

Lenawee Bancorp, Inc.'s Form 10-K Annual Report to the Securities and Exchange Commission will be provided to any shareholder without charge upon written request. Requests should be addressed to Lenawee Bancorp, Inc., Attention:
Pamela S. Fisher, 135 East Maumee Street, Adrian, Michigan 49221.

                              LENAWEE BANCORP, INC.

                               2000 Annual Report



                                    CONTENTS



SELECTED FINANCIAL DATA....................................................    2

MANAGEMENT'S DISCUSSION AND ANALYSIS.......................................    3

REPORT OF INDEPENDENT AUDITORS.............................................   18


CONSOLIDATED FINANCIAL STATEMENTS

     CONSOLIDATED BALANCE SHEETS...........................................   19

     CONSOLIDATED STATEMENTS OF INCOME.....................................   20

     CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY............   21

     CONSOLIDATED STATEMENTS OF CASH FLOWS.................................   22

     NOTES TO CONSOLIDATED FINANCIAL STATEMENTS............................   23


COMMON STOCK INFORMATION...................................................   43

                             SELECTED FINANCIAL DATA
                      (In thousands, except per share data)

                                                            2000        1999        1998        1997        1996
                                                            ----        ----        ----        ----        ----
For the Year:
Total interest income                                     $ 20,851    $ 17,923    $ 17,517    $  16,929   $  15,281
Total interest expense                                       8,710       6,312       7,205        7,586       6,934
Net interest income                                         12,141      11,611      10,312        9,343       8,347
Provision for loan losses                                       30       2,560         239          245         253
Noninterest income                                           2,064       2,237       2,850        1,769       1,459
Noninterest expense                                          9,414       8,994       8,913        7,632       6,803
Income before income taxes                                   4,761       2,294       4,010        3,235       2,750
Net income                                                   3,205       1,563       2,660        2,132       1,865

Per Share Data:
Basic earnings per share                                  $   3.75    $   1.83    $   3.13    $    2.51   $    2.19
Diluted earnings per share                                    3.71        1.83        3.12         2.51        2.19
Cash dividends declared per share                              .94         .75         .67          .60         .58
Shareholders' equity and net ESOP obligation per share       29.91       26.72       26.26        23.71       21.61
Shareholders' equity per share                               23.90       21.64       21.92        20.24       18.46

At Year-End:
Total assets                                              $259,747    $239,904    $220,414    $ 212,920   $ 201,971
Loans receivable                                           214,512     197,308     158,487      163,039     151,021
Allowance for loan losses                                    2,287       4,646       2,182        1,964       1,761
Deposits                                                   224,143     199,206     185,891      174,973     159,324
Borrowed funds                                               7,936      16,177      10,626       16,346      22,935
Shareholders' equity and net ESOP obligations               25,467      22,775      22,345       20,074      18,397
Shareholders' equity                                        20,353      18,449      18,648       17,137      15,721

Financial:
Net interest income to average earning assets                5.26%       5.66%       5.07%        4.72%       4.75%
Return on average shareholders' equity and
  net ESOP obligation                                        13.29        6.65       12.46        10.99       10.47
Return on average shareholders' equity                       16.59        8.02       14.76        12.84       12.27
Return on average assets                                      1.28         .70        1.21         1.00         .97
Tier 1 leverage ratio                                         9.90        9.90        9.90         9.30        9.30
Dividend payout ratio                                        25.07       40.98       21.41        23.86       26.48
Average shareholders' equity and net ESOP
  obligation to average total assets                          9.60       10.52        9.72         9.11        9.26
Average shareholders' equity to average total assets          7.72        8.72        8.21         7.79        7.90

All per share data has been adjusted to reflect stock splits and stock dividends.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

INTRODUCTION

The following discussion provides information about the financial condition and results of operations of Lenawee Bancorp, Inc.. It should be read in conjunction with the consolidated financial statements included elsewhere in this Annual Report.

BUSINESS OF LENAWEE BANCORP, INC.

Lenawee Bancorp, Inc. (the Company), a bank holding company, was incorporated in Michigan in 1993. On April 15, 1993, the Company acquired all of the stock of the Bank of Lenawee (the Bank), a Michigan banking corporation chartered in 1869.

The business of the Company is concentrated primarily in a single industry segment - commercial banking. The Bank provides a full range of banking services to individuals, agricultural businesses, commercial businesses and industries located in its service area. The Bank maintains a diversified loan portfolio, including loans to individuals for home mortgages, automobiles and personal expenditures, and loans to business enterprises for current operations and expansion. The Bank offers a variety of deposit products, including checking, savings, money market, individual retirement accounts and certificates of deposit.

The principal markets for financial services are the mid-Michigan communities in which the Bank is located and the areas immediately surrounding these communities. The Bank serves these markets through nine locations in or near these communities. The Bank of Lenawee owns Lenawee Financial Services, a wholly owned subsidiary to provide local consumers brokerage and insurance products. At the beginning of 2001, the Bank of Lenawee mortgage department was reestablished as an independent company, Pavilion Mortgage Company, to provide a broader array of product for expanding market needs. On January 8, 2001 the company chartered a new community bank, the Bank of Washtenaw, and assigned the customer relationships from its Saline, Michigan office to the new bank. The Bank does not have any material foreign assets or income.

The principal source of revenue for the Bank is interest and fees on loans. On a consolidated basis, interest and fees on loans accounted for 84% of total revenue in 2000, 79% in 1999, and 75% in 1998. Interest on investment securities accounted for 6% of total revenue in 2000, 9% in 1999, and 10% in 1998.

2000 HIGHLIGHTS

Net income for 2000 was $3,204,933, resulting in earnings per share of $3.75. This compares with net income for 1999 of $1,562,778, or $1.83 per share. Net income for 1999 was unfavorably impacted by a one-time pre-tax adjustment to earnings of $2,400,000 which was used to supplement the allowance for loan losses in anticipation of a loss associated with a loan participation. Without the one-time adjustment, 1999 net income would have been $3,080,777, or $3.61 per share. Net income and earnings per share for 2000 represent improvements of 4.03% and 3.88%, respectively, over the 1999 performance exclusive of this one-time matter. Return on average assets for 2000 was 1.28% and return on average shareholders' equity was 13.29%.

Total assets increased to $259.7 million in 2000 from $239.9 million in 1999. This represents a $19.8 million or 8.25% increase. Net loans increased $19.6 million while the majority of other asset categories decreased or remained substantially unchanged from the prior year.

Average Balance Sheet and Analysis of Net Interest Income
                                                                Years ended December 31,
                           ----------------2000-----------   -------------1999--------------   -------------1998--------------
                                         Average                Yield/     Average               Yield/   Average             Yield/
                                         Balance     Interest    Rate      Balance    Interest    Rate    Balance   Interest   Rate
                                         -------     --------    ----      -------    --------    ----    -------   --------   ----
                                                                             (Dollars in thousands)
Interest-earning assets:
  Loans receivable                       $  203,698   $ 19,268   9.46%     $ 171,276  $ 16,025    9.36%  $ 163,916  $ 15,292   9.33%
  Securities available for sale (1)          21,264      1,168   5.49         28,456     1,555    5.46      28,894     1,594   5.52
  Federal funds sold                          2,708        167   6.17          2,319       118    5.09       5,205       277   5.32
  Federal Home Loan Bank Stock                2,504        200   7.99          2,504       200    7.99       2,504       200   7.99
  Interest-bearing balances with other          782         48   6.14            517        25    4.84       3,027       154   5.09
    financial institutions               ----------   --------             ---------    ------             -------   -------
      Total interest-earning assets         230,956     20,851   9.03        205,072    17,923    8.74     203,546    17,517   8.61
Noninterest-earning assets:
  Cash and due from financial
    institutions                              8,369                            7,807                         6,000
  Premises and equipment, net                 6,333                            6,556                         6,533
  Other assets                                5,466                            3,893                         3,403
                                         ----------                        ---------                     ---------
      Total assets                       $  251,124                        $ 223,328                     $ 219,482
                                         ==========                        =========                     =========

Interest-bearing liabilities:
  Interest-bearing demand deposits       $   53,156    $ 1,821   3.43%      $ 48,636    $1,337    2.75%   $ 45,655     $1,301  2.85%
  Savings deposits                           23,756        358   1.51         24,293       379    1.56      23,730        468  1.97
  Time deposits                              97,827      5,675   5.80         79,088     3,977    5.03      80,794      4,492  5.56
  Repurchase agreements and other
    borrowings                                3,955        191   4.83          3,942       155    3.93       3,335        143  4.29
  FHLB advances                              10,637        665   6.25          7,812       464    5.94      13,194        801  6.07
                                          ---------  ---------             ---------    ------           ---------  ---------
      Total interest-bearing                189,331      8,710   4.60        163,771     6,312    3.85     166,708      7,205  4.32
         liabilities
Noninterest-bearing liabilities:
  Demand deposits                            35,839                           34,634                        29,907
  Other liabilities                           1,846                            1,430                         1,527
                                          ---------                        ---------                      --------
      Total liabilities                     227,016                          199,835                       198,142
  Common stock subject to
      repurchase obligation in ESOP           4,720                            4,012                         3,317
  Shareholders' equity                       19,388                           19,481                        18,023
      Total liabilities and
         shareholders' equity             $ 251,124                        $ 223,328                     $ 219,482
                                          =========                        =========                     =========

Net interest income/interest rate
  spread                                              $ 12,141   4.43%                $ 11,611    4.89%              $ 10,312  4.29%
                                                      ========   =====                ========    =====              ========  =====

Net interest margin (2)                                          5.26%                            5.66%                        5.07%
                                                                 =====                            =====                        =====
Average interest-earning assets to
average interest-bearing liabilities                            121.9%                          125.22%                      122.10%
                                                                ======                          =======                      =======

(1) Interest income on tax-exempt securities has not been adjusted to a taxable equivalent basis.
(2)  Net interest earnings divided by average interest-earning assets.

NET INTEREST INCOME

The largest component of the Bank's operating income is net interest income. Net interest income is the difference between interest and fees earned on earning assets and the interest paid on deposits and other borrowings. A number of factors influence net interest income. These factors include: changes in volume and mix of interest-earning assets and interest-bearing liabilities, government monetary and fiscal policies, national and local market interest rates and customer preference.

Net interest income was $12,141,000 in 2000, an increase of $530,000 or 4.56%. Net interest income increased $1,299,000 or 12.60% in 1999 compared to 1998. The Bank's 2000 increase in net interest income was primarily the result of an increase in earning assets.

Net interest margin is net interest income divided by average earning assets. Net interest margin declined to 5.26% in 2000 from 5.66% in 1999 and was 5.07% in 1998. During 1999, the Federal Reserve increased the discount rate by 75 basis points. In addition, the Federal Reserve increased the discount rate 100 basis points during the first six months of 2000. As a result, the Bank's prime lending rate increased from 8.5% at December 31, 1999 to 9.5% at December 31, 2000. The Bank manages pricing of the sources of interest income with its cost of funding such that changes in the national interest rates have a minimal impact on net income.

The cost associated with sustaining and attracting additional local deposit funding has also increased; however, the interest rates required for the maintenance of local deposits appear to be less sensitive to a general increase in market rates and more responsive to quality of service.

The following table analyzes the effect of volume and rate changes on interest income and expense for the periods indicated.

                                       ---------2000 Compared to 1999-------  --------1999 Compared to 1998---------
                                         Amount        Amount         Net       Amount       Amount         Net
                                         Due to        Due to      Increase     Due to       Due to      Increase
                                         Volume         Rate      (Decrease)    Volume        Rate      (Decrease)
                                         ------         ----      ----------    ------        ----      ----------
                                                                      (In thousands)
Interest income
   Loans receivable                     $   3,065    $     178    $   3,243     $    688     $     45     $     733
   Securities available for sale             (395)           8         (387)         (24)         (15)          (39)
   Federal funds sold                          22           27           49         (147)         (12)         (159)
   Interest-bearing balances with
     financial institutions                    15            8           23         (122)          (7)         (129)
                                        ---------    ---------    ---------     --------     --------     ---------
     Total interest income                  2,707          221        2,928          395           11           406

Interest expense
   Interest-bearing deposits
     Demand                                   133          351          484           83          (47)           36
     Savings                                   (8)         (13)         (21)          11         (100)          (89)
     Time                                   1,030          668        1,698          (93)        (422)         (515)
   Repurchase agreements and
     other borrowings                           1           35           36           25          (13)           12
   FHLB advances                              175           26          201         (320)         (17)         (337)
                                        ---------    ---------    ---------     --------     --------     ---------
     Total interest expense                 1,331        1,067        2,398         (294)        (599)         (893)
                                        ---------    ---------    ---------     --------     --------     ---------

Net interest income                     $   1,376    $    (846)   $     530     $    689     $    610     $   1,299
                                        =========    =========    =========     ========     ========     =========

The Bank experiences an immediate and short-term benefit from the increase in the prime lending rate. A large portion of the Bank's variable rate business and consumer loan portfolios are tied to the prime lending rate. The Bank manages pricing of the sources of interest income and its cost of funding such that changes in the national interest rates are expected to have minimal long term impact on net income.

PROVISION FOR LOAN LOSSES

The provision for loan losses is the amount added to the allowance for loan losses to absorb losses that are currently anticipated. The loan loss provision is based on historical loss experience and such other factors, which, in management's judgment, deserve current recognition in maintaining an adequate allowance for loan losses.

The provision for loan losses was $30,000 in 2000, $2,560,000 in 1999, and $239,000 in 1998. The provision was higher during 1999 because of an extraordinary large anticipated loan loss stemming from the Bank of Lenawee's purchase of $3.0 million participation out of a $5.3 million credit package originated by another bank ("Lead Bank"). The Lead Bank retained responsibility for overall credit administration and monitoring and maintained exclusive contact with the borrower after the loan was made. The borrower, a manufacturer located in Big Rapids, Michigan ("Borrower"), unbeknownst to the Bank of Lenawee, began to experience financial difficulties almost immediately and may have provided misleading information to both the Bank of Lenawee and the Lead Bank. The credit is now deemed to be impaired as a consequence of the inability of the Borrower to continue as a going concern, and insufficiency of collateral to cover the current amount outstanding and the inability of the individual guarantors to honor their personal guarantee obligations. Over the course of 2000, Bank of Lenawee charged $2.3 million against its allowance for loan losses with respect to this credit. Bank of Lenawee has also instituted legal action against the Lead Bank claiming negligence in its administration of the credit and seeking recovery of the loss incurred as a result of participation in the credit. That litigation may continue for some time, and as in all similar situations, the outcome is uncertain.

The allowance for loan losses to total loan ratio was 1.08%, 2.41% and 1.40% for 2000, 1999 and 1998.

NONINTEREST INCOME

Noninterest income was $2,064,000 for the year ended December 31, 2000 a $173,000 or 7.73% decrease compared to the year ended December 31, 1999.

The largest contributing factor to the 2000 decrease in noninterest income was a $380,000 reduction in net gains on mortgage loan sales. The increase in interest rates during 2000 slowed the pace of the mortgage loan origination and refinancing business.

Noninterest income was $2,237,000 for the year ended December 31, 1999. This represented a $613,000 or 21.5% decrease over 1998.

The low interest rate environment experienced in 1998 contributed to a heavy volume of mortgage loan origination and refinancing. Net gain on mortgage loan sales decreased $962,000 or 48.24% compared to 1999.

NONINTEREST EXPENSE

Noninterest expense increased $420,000 or 4.67% compared to 1999. Through a combination of increased net interest income and cost control, the Bank's non interest expense to revenue efficiency ratio only changed slightly from 64.95% in 1999 to 66.26% in 2000.

Salary expense decreased $16,000 or .32% compared to 1999. The decrease was attributable to reduced employee incentive payments. Full time equivalents (FTE's) increased to 127 at December 31, 2000 compared to 123 in 1999 and 117 in 1998.

Other taxes, consisting primarily of Michigan Single Business Tax, decreased in 1999 as a result of decreased state taxable revenues.

Professional fees increased $183,000 or 87.56% during 2000 primarily due to increased outsourcing and utilization of legal, accounting and loan review services.

Noninterest expense in 1999 increased $81,000 or .91% compared to 1998. The modest increase is reflective of a combination of cost control management and enhanced utilization of existing resources.


INCOME TAX EXPENSE

The Bank's income tax expense was $1,556,000 in 2000 compared to $731,000 in 1999 and $1,350,000 in 1998. The increase from 1999 to 2000 was primarily the result of a return to routine operations after recognizing a $782,000 tax benefit associated with the participation loan loss as discussed in the introduction

The statutory federal tax rate during 2000, 1999 and 1998 was 34%. The Bank's effective tax rate was lower than the statutory rate in all three years, primarily due to tax-exempt interest income. The reduction in tax-exempt income in relation to taxable income increased the effective tax rate to 33% in 2000, from 32% in 1999 which was slightly lower than the 34% rate in 1998.

SECURITIES PORTFOLIO

The following table shows securities by classification as of December 31, 2000 and the amounts and weighted-average yields by maturity period. Securities not due at a single maturity date, primarily mortgage-backed securities, are not shown.

                          --------------------------------------------MATURING----------------------------------------------------
                                 Within          After One But       After Five But           After
                                   One            Within Five          Within Ten              Ten
                                  Year               Years                Years               Years                Total
                                                            (Dollars in thousands)
                          Amount     Yield    Amount    Yield      Amount      Yield     Amount    Yield     Amount       Yield
                          ------     -----    ------    -----      ------      -----     ------    -----     ------       -----
Available For Sale
U.S. Treasuries
and government
  agencies                $     -             $  7,283     5.33%   $      -               $    -             $  7,283     5.33%
State and municipal (1)     1,675     6.01%      3,047     6.77       1,454      6.27%       735     7.0%       6,911     6.51%
Other securities              551     5.61           -                    -                    -                  551     5.61%
                          -------             --------             --------               ------             --------
   Total                  $ 2,226             $ 10,330             $  1,454               $  735             $ 14,745
                          =======             ========             ========               ======             ========

(1) Yields on tax-exempt securities are computed on a fully taxable-equivalent basis.

The Bank's Asset/Liability Management Committee (Committee) is responsible for developing investment guidelines and strategies. The Committee relies on the expertise of an investment advisor to select appropriate investments for the portfolio. Decisions to purchase securities and the maturity date selected are coordinated with an overall plan to manage liquidity and interest rate exposure.

The Committee does not invest in derivative securities. The Bank held no impaired securities at December 31, 2000. As of December 31, 2000, the aggregate book value of investment securities issued by the State of Michigan and all its political subdivisions totaled $5.1 million with an aggregate market value of $5.2 million.

The U.S. Treasury and government agency securities identified as available for sale are laddered to mature over five years with a 2.5 year average life. The goal is to reduce the volatility in the securities portfolio yield and still provide a predictable source of liquidity.

The Company had no held to maturity securities as of December 31, 2000, 1999 and 1998. The book value of securities available for sale, as of the dates indicated, are summarized as follows:

                                                                   -----------December 31,-------------
                                                                      2000        1999         1998
                                                                      ----        ----         ----
                                                                             (In thousands)
   U.S. Treasuries and government  agencies                       $   7,283     $  7,169     $ 12,774
   State and municipal                                                6,911        9,376        9,232
   Other securities                                                   5,127        6,479        7,413
                                                                  ---------     --------     --------

                                                                  $  19,321     $ 23,024     $ 29,419
                                                                  =========     ========     ========

LOAN PORTFOLIO

Lending efforts are concentrated primarily in the Michigan communities in which the Bank's offices are located. The Bank has no foreign loans.

Total loans increased $17.2 million or 8.7% from year-end 1999 to 2000. Commercial, agricultural, real estate-construction and consumer loans all increased during 2000 as a result of strong demand and a relatively stable economy. Commercial, financial and agricultural loans increased $13.7 million or 10.1%, real estate-construction loans increased $3.5 million or 35.4% and consumer loans increased $3 million or 8.6%. However, the increase in interest rates has significantly reduced the mortgage refinance business during 2000 and 1999. Accordingly, real estate-mortgage loans decreased $3 million or 17.4% from 2000 to 1999. The Bank offers a variety of non-conforming residential real estate products that have been well received by individuals seeking to finance a residential purchase.

The following table presents the gross amount of loans outstanding by loan type:

                                                    --------------------------December 31,-------------------------
                                                        2000         1999         1998         1997         1996
                                                        ----         ----         ----         ----         ----
                                                                             (In thousands)
Commercial, financial and agricultural              $  149,058   $  135,324   $  112,451    $ 106,494    $   97,869
Real estate - construction                              13,383        9,934            -            -             -
Real estate - mortgage                                  14,225       17,203       17,010       27,835        27,592
Consumer                                                37,846       34,847       29,026       28,710        25,560
                                                    ----------   ----------   ----------    ---------    ----------

                                                    $  214,512   $  197,308   $  158,487    $ 163,039    $  151,021
                                                    ==========   ==========   ==========    =========    ==========

The following table shows the maturity of loans outstanding (in thousands) at December 31, 2000. Also provided are the amounts due after one, year classified according to their sensitivity to changes in interest rates.

                                                                             Due
                                                              Due         After One          Due
                                                            Within       But Within         After
                                                           One Year      Five Years      Five Years        Total
Commercial, financial and agricultural                    $    53,801    $    72,536    $    22,721     $   149,058
Real estate-construction                                          477            147         12,759          13,383
Real estate-mortgage                                            3,709          8,906          1,610          14,225
Consumer                                                       10,426         19,504          7,916          37,846
                                                          -----------    -----------    -----------     -----------

                                                          $    68,413    $   101,093    $    45,006     $   214,512
                                                          ===========    ===========    ===========     ===========

Loans due after one year:
   Fixed rate                             $    94,945
   Floating or adjustable rate                 51,154
                                          -----------
                                          $   146,099

ASSET QUALITY

Management believes that a conservative credit culture is critical to successful performance. Through Officer and Director Loan Committees, management reviews and monitors the quality of the various loan portfolios. Loan performance is also reviewed regularly by internal and external loan review personnel. The Bank continues to use independent loan review services. A stable regional economy continues to contribute to a healthy lending environment.

Loans are placed on non-accrual status when principal or interest is past due 90 days or more, the loan is not well-secured and is in the process of collection or when reasonable doubt exists concerning collectibility of interest or principal. Any interest previously accrued in the current period but not collected is reversed and charged against current earnings.

At December 31, 2000, the Bank had no loans for which payments are presently current, but the borrowers are experiencing financial difficulties. As of December 31, 2000 there were no concentrations of loans exceeding 10% of total loans.

The following table summarizes non-accrual and past due loans and other real estate owned:

                                                    --------------------------December 31,-------------------------
                                                        2000         1999         1998         1997         1996
                                                        ----         ----         ----         ----         ----
                                                                             (In thousands)
   Non-accruing loans                                $     113    $   3,071     $    121     $     78     $      24
   Loans past due 90 days or more                          523          275          275          367           369
                                                     ---------    ---------     --------     --------     ---------
     Total nonperforming loans                             636        3,346          396          445           393
   Other real estate                                       294          255          341          232           415
                                                     ---------    ---------     --------     --------     ---------

     Total nonperforming assets                      $     930    $   3,601     $    737     $    677     $     808
                                                     =========    =========     ========     ========     =========

   Nonperforming loans as a percent of
     total loans                                          .30%         1.73%         .25%         .27%         .26%
   Nonperforming assets as a percent of
     total loans                                          .43%         1.87%         .47%         .42%         .54%
   Nonperforming loans as a percent of the
     loan loss reserve                                  27.81%        77.50%       18.15%       22.66%       22.32%

ALLOWANCE FOR LOAN LOSSES

The following table summarizes changes in the allowance for loan losses.

                                                    --------------------Years ended December 31,-------------------
                                                                             (in thousands)
                                                        2000         1999         1998         1997         1996
                                                        ----         ----         ----         ----         ----
Loans:
   Average daily balance of loans for the year, net  $ 203,698    $ 171,276     $163,916     $158,603     $ 141,422
   Amount of loans outstanding at end of year, net   $ 212,317    $ 192,721     $156,272     $161,102     $ 149,373

Allowance for loan losses:
   Balance at beginning of year                      $   4,646    $   2,182     $  1,964     $  1,761     $   1,651
   Loans charged off:
     Real estate - mortgage                                  -           34           13            -             -
     Real estate - construction                             18            -            -            -             -
     Commercial and agricultural                         2,339           28           14           15             8
     Consumer                                              120           96           26           61           166
                                                     ---------    ---------     --------     --------     ---------
                                                         2,477          158           53           76           174
                                                     ---------    ---------     --------     --------     ---------
   Recoveries of loans previously charged-off:
     Real estate-mortgage                                    2           15            -            -             -
     Commercial and agricultural                            36            6           10           14            14
     Consumer                                               50           41           22           20            17
                                                     ---------    ---------     --------     --------     ---------
                                                            88           62           32           34            31
                                                     ---------    ---------     --------     --------     ---------

   Net loans charged-off (recoveries)                    2,389           96           21           42           143
   Additions to allowance charged to operations             30        2,560          239          245           253
                                                     ---------    ---------     --------     --------     ---------
     Balance at end of year                          $   2,287    $   4,646     $  2,182     $  1,964     $   1,761
                                                     =========    =========     ========     ========     =========
Ratios:
   Net loans charged off to average net loans
     outstanding                                          1.17%         .06%         .01%         .03%         .10%
   Allowance for loan losses to net loans
     outstanding                                          1.08%        2.41%        1.40%        1.22%        1.18%

The allowance for loan losses has been allocated according to the amount deemed to be reasonably necessary to provide for the probability of losses being incurred as follows:

                      ------------------------------------------------December 31,----------------------------------------
                           2000                    1999                   1998                   1997                   1996
                           ----                    ----                   ----                   ----                   ----
                                 Percent                Percent               Percent               Percent               Percent
                                of Loans               of Loans              of Loans              of Loans              of Loans
                                to Total               to Total              to Total              to Total              to Total
                     Allowance   Loans     Allowance    Loans    Allowance    Loans    Allowance    Loans    Allowance    Loans
                     ------------------------------------------------------------------------------------------------------------
                                                                    (In thousands)
Commercial, financial
  and agricultural   $ 1,774      69.49%    $ 4,010     68.59%   $ 1,680      70.95%   $ 1,556      65.32%   $ 1,564      64.80%
Real estate -
    mortgage               1       6.63          33      8.72         18      10.73          2      17.07          1      18.27
Real estate -
    construction         134       6.23          99      5.03         74          -         49          -         38          -
Consumer                 119      17.65         135     17.66        130      18.32         27      17.61          2      16.93
Unallocated              259          -         369         -        280          -        330          -        156          -
                   ---------     ------    --------    ------    -------     ------    -------     ------    -------     ------
                   $   2,287     100.00%   $  4,646    100.00%   $ 2,182     100.00%   $ 1,964     100.00%   $ 1,761     100.00%
                   =========               ========              =======               =======               =======

LIQUIDITY

Liquidity is generally defined as the ability to meet cash flow needs of customers for loans and deposit withdrawals. To meet cash flow requirements, sufficient sources of liquid funds must be available. These sources include short-term investments, repayments of loans, maturing and called securities, sales of assets, growth in deposits and other liabilities and profits.

At December 31, 2000, the Bank had $5.2 million in federal funds sold. The Bank also has $13.1 million of additional borrowing capacity at the Federal Home Loan Bank and $4 million of borrowing capacity with correspondent banks.

During 2000, the Bank also generated $10.5 million in cash from operating activities. The Bank's local community customer deposit base is its most stable and ongoing source of funding. All of these sources are available to meet cash flow needs of loan and deposit customers.

The Company also needs cash to pay dividends to its shareholders. The primary source of cash is the dividends paid to the parent by the Bank. Management believes that cash from operations is sufficient to supply the cash needed to continue paying a reasonable dividend.


CAPITAL RESOURCES

At December 31, 2000, equity capital totaled $20.4 million. Management monitors the capital levels of the Company and the Bank to provide for current and future business opportunities and to meet regulatory guidelines for "well capitalized" institutions. "Well capitalized" institutions are eligible for reduced FDIC premiums, and also enjoy other reduced regulatory restrictions.

At December 31, 2000, the Company and the Bank exceeded all regulatory minimum capital requirements and are considered to be "well capitalized."


ASSET LIABILITY MANAGEMENT

Asset liability management involves developing, implementing and monitoring strategies to maintain sufficient liquidity, maximize net interest income and minimize the impact that significant fluctuations in market interest rates would have on earnings. The Bank's Asset/Liability Committee is responsible for managing this process.

Quantitative and Qualitative Disclosures about Market Risk
The Bank's primary market risk exposure is interest rate risk and, to a lesser extent, liquidity risk. The Bank's transactions are denominated in U.S. dollars with no significant foreign exchange exposure. Also, the Bank has a limited exposure to commodity prices related to agricultural loans. Any impacts that changes in foreign exchange rate and commodity prices would have on interest rates are assumed to be insignificant.

Interest rate risk (IRR) is the exposure of a banking organization's financial condition to adverse movements in interest rates. Accepting this risk can be an important source of profitability and stockholder value; however, excessive levels of IRR could pose a significant threat to earnings and capital. Accordingly, effective risk management that maintains IRR at prudent levels is essential to the Bank's safety and soundness.

Evaluating exposure to changes in interest rates includes assessing both the adequacy of management's process used to control IRR and the organization's quantitative level of exposure. When assessing the IRR management process, the Bank seeks to ensure that appropriate policies, procedures, management information systems and internal controls are in place to maintain IRR at prudent levels with consistency and continuity. Evaluating the quantitative level of IRR exposure requires the assessment of existing and potential future effects of changes in interest rates on its consolidated financial condition, including capital adequacy, earnings, liquidity, and, where appropriate, asset quality.

The Federal Reserve Board, together with the Office of the Comptroller of the Currency and the Federal Deposit Insurance Corporation, adopted a Joint Agency Policy Statement on IRR effective June 26, 1996. The policy statement provides guidance to examiners and bankers on sound practices for managing IRR, which will form the basis for ongoing evaluation of the adequacy of IRR management at supervised institutions. The policy statement also outlines fundamental elements of sound management that have been identified in prior Federal Reserve guidance and discusses the importance of these elements in the context of managing IRR. Specifically, the guidance emphasizes the need for active board of director and senior management oversight and a comprehensive risk management process that effectively identifies, measures and controls IRR.

The Bank derives the majority of its income from the excess of interest collected over interest paid. The rates of interest earned on its assets and owed on its liabilities generally are established contractually for a period of time. Since market interest rates change over time, the Bank is exposed to lower profit margins (or losses) if it cannot adapt to interest rate changes. For example, assume that an institution's assets carry intermediate or long-term fixed rates and that those assets are funded with short-term liabilities. If market interest rates rise by the time the short-term liabilities must be refinanced, the increase in the institution's interest expense on its liabilities may not be sufficiently offset if assets continue to earn at the long-term fixed rates. Accordingly, an institution's profits could decrease because the institution will either have lower net interest income or possibly, net interest expense. Similar risks exist when assets are subject to contractual interest rate ceilings, or rate sensitive assets are funded by longer-term, fixed-rate liabilities in a decreasing rate environment.

Various techniques might be used by an institution to minimize IRR. The Bank periodically analyzes assets and liabilities and makes future financing and investment decisions based on payment streams, interest rates, contractual maturities, and estimated sensitivity to actual or potential changes in market interest rates. Such activities fall under the broad definition of asset/liability management.

Several ways an institution can manage IRR include: selling existing assets or repaying certain liabilities; matching repricing periods for new assets and liabilities, for example, by shortening terms of new loans or investments and hedging existing assets, liabilities, or anticipated transactions. An institution might also invest in more complex financial instruments intended to hedge or otherwise change IRR. Interest rate swaps, futures contracts, options on futures, and other such derivative financial instruments are often used for this purpose. Because these instruments are sensitive to interest rate changes, they require management's expertise to be effective. The Bank has not purchased derivative financial instruments in the past and does not presently intend to purchase such instruments.

The Bank is also subject to repayment risk when interest rates fall. For example, mortgage loans and other financial assets may be prepaid by a debtor so that the debtor may refinance their obligations at new, lower rates. Prepayments of assets carrying higher rates reduces interest income and overall asset yields.

Certain portions of an institution's liabilities may be short-term or due on demand, while most of its assets may be invested in long-term loans or investments. Accordingly, the Bank seeks to have in place sources of cash to meet short-term demands. These funds can be obtained by increasing deposits or selling assets. Also, Federal Home Loan Bank advances and short-term borrowings provide additional sources of liquidity.

The following tables provide information about the Bank's financial instruments that are sensitive to changes in interest rates as of December 31, 2000 and 1999. The Bank had no derivative financial instruments, or trading portfolio, as of that date. The expected maturity date values for loans receivable, mortgage-backed securities and investment securities were calculated without adjusting the instrument's contractual maturity date for expectations of prepayments. Expected maturity date values for interest-bearing core deposits were not based upon estimates of the period over which the deposits would be outstanding, but rather the opportunity for repricing.

Principal/notional amount as of December 31, 2000 maturing in:

                                                                                                                Fair
                                  2001       2002       2003       2004       2005     Thereafter    Total     Value
                                  ----       ----       ----       ----       ----     ----------    -----     -----
                                                                 (In thousands)
Rate Sensitive Assets
Federal funds sold               $  5,150    $    -     $     -    $     -    $     -    $     -    $ 5,150   $   5,150
   Average interest rate            6.50%         -                      -                     -      6.50%
Fixed interest rate securities      1,657      8,073      1,500      1,621        675        410     13,936      13,817
   Average interest rate            5.73%      5.29%      6.02%      5.60%      5.78%      5.85%      5.50%
Tax-exempt fixed rate securities      485        225        945        660        770      2,352      5,437       5,504
   Average interest rate            4.71%      5.29%      4.36%      5.90%      4.49%      5.42%      5.09%
FHLB stock                          2,504          -          -          -          -          -      2,504       2,504
   Average interest rate            8.00%          -          -          -          -          -      8.00%
FRB stock                             360          -          -          -          -          -        360         360
   Average interest rate            6.00%          -          -          -          -          -      6.00%
Fixed interest rate loans          12,203      6,891     10,733     21,661     11,384     44,276    107,148     106,779
   Average interest rate            8.90%      9.13%      9.22%      8.94%      8.87%      7.54%      8.39%
Variable interest rate loans       56,210     17,259     17,910     13,119      2,136        730    107,364     107,323
   Average interest rate           10.08%      8.65%      9.13%      9.06%      9.00%      8.99%      9.54%

Rate Sensitive Liabilities
Interest-bearing demand          $ 55,611    $     -    $     -    $     -    $     -    $     -    $55,611   $  55,611
   Average interest rate             .86%          -          -          -          -          -       .86%
Savings                            23,075          -          -          -          -          -     23,075      23,075
   Average interest rate            1.50%          -          -          -          -          -      1.50%
Time deposits                      69,861     19,270     14,967      3,740        523          -    108,361     109,317
   Average interest rate            6.08%      5.86%      6.15%      6.69%      6.66%          -      6.07%
Securities sold under  agreements
   to repurchase                    2,083          -          -          -          -          -      2,083       2,083
   Average interest rate            3.60%          -          -          -          -          -      3.60%
Fixed interest rate FHLB advances     348        376        407        441        477      3,804      5,853       5,788
   Average interest rate            6.04%      6.04%      6.04%      6.04%      6.04%      6.04%      6.04%

Principal/notional amount as of December 31, 1999 maturing in:

                                                                                                               Fair
                                  2000       2001       2002       2003       2004     Thereafter   Total     Value
                                  ----       ----       ----       ----       ----     ----------   -----     -----
                                                                 (In thousands)
Rate Sensitive Assets
Federal funds sold               $  2,200    $     -    $     -    $     -    $     -    $     -    $ 2,200    $ 2,200
   Average interest rate            1.75%          -          -          -          -          -      1.75%
Fixed interest rate securities        525      3,628      5,404          -          -      6,515     16,072     15,660
   Average interest rate            5.79%      5.85%      6.20%          -          -      5.75%      5.92%
Tax-exempt fixed rate securities    2,192        800        628      1,299        376      2,164      7,459      7,364
   Average interest rate            3.70%      4.01%      4.88%      4.03%      3.39%      4.65%      4.15%
FHLB stock                          2,504          -          -          -          -          -      2,504      2,504
   Average interest rate            8.00%          -          -          -          -          -      8.00%
FRB stock                             360          -          -          -          -          -        360        360
   Average interest rate            6.00%          -          -          -          -          -      6.00%
Fixed interest rate loans          24,213     10,346      8,443     11,677     21,611     35,902    112,192    111,815
   Average interest rate            8.30%      8.95%      9.10%      8.86%      8.45%      8.40%      8.54%
Variable interest rate loans       45,520     12,279     17,941      3.074      5,900        402     85,116     85,116
   Average interest rate            9.04%      8.57%      8.50%      8.54%      8.58%      8.10%      8.80%

Rate Sensitive Liabilities
Interest-bearing demand          $ 52,829    $     -    $     -    $     -    $     -    $     -    $52,829    $52,829
   Average interest rate             .81%          -          -          -          -          -       .81%
Savings                            23,029          -          -          -          -          -     23,029     23,029
   Average interest rate            1.50%          -          -          -          -          -      1.50%
Time deposits                      32,328     19,353     10,617     15,324      9,039          -     86,661     87,189
   Average interest rate            5.22%      5.06%      5.75%      5.84%      5.76%          -      5.42%
 Securities sold under  agreements
   to repurchase                    2,002          -          -          -          -          -      2,002      2,002
   Average interest rate            4.61%          -                     -          -          -      4.61%
Fixed interest rate FHLB advances   8,322        348        376        407        440      4,281     14,174     14,181
   Average interest rate            5.96%      6.04%      6.04%      6.04%      6.04%      6.04%      5.99%

FORWARD-LOOKING STATEMENTS

This discussion and analysis of financial condition and results of operations and other sections of this Annual Report contain forward looking statements that are based on management's beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and about the Company itself. Words such as "anticipates", "believes", "estimates", "expects", "forecasts", "foresee", "intends", "is likely", "plans", "product", "projects", variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions ("Future Factors") that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements.

Furthermore, the Company undertakes no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events or otherwise. Future Factors include:

o changes in interest rates and interest rate relationships; demand for products and services;
o      the degree of competition by traditional and non-traditional competitors;
o      changes in banking regulations;
o      changes in tax laws;
o      changes in prices, levies and assessments;
o      the impact of technology, governmental and regulatory policy changes;
o      the outcome of pending and future litigation and contingencies;
o      trends in customer behavior as well as their ability to repay loans; and
o      changes in the national and local economies.

These are representative of the Future Factors that could cause a difference between an actual outcome and a forward-looking statement.

              MANAGEMENT'S RESPONSIBILITY FOR FINANCIAL STATEMENTS



Management is responsible for the preparation of the Lenawee Bancorp, Inc.'s consolidated financial statements and related information appearing in this Annual Report. Management believes that the consolidated financial statements fairly reflect the form and substance of transactions and reasonably present Lenawee Bancorp's financial position and results of operations and were prepared in conformity with generally accepted accounting principles. Management also has included in the Company's financial statements, amounts that are based on estimates and judgments which it believes are reasonable under the circumstances.

Lenawee Bancorp, Inc. maintains a system of internal controls designed to provide reasonable assurance that all assets are safeguarded and financial records are reliable for preparing the consolidated financial statements. The Company complies with laws and regulations relating to safety and soundness which are designated by the FDIC and other appropriate federal banking agencies. The selection and training of qualified personnel and the establishment and communication of accounting and administrative policies and procedures are elements of this control system. The effectiveness of internal controls is monitored by a program of internal audit. Management recognizes that the cost of a system of internal controls should not exceed the benefits derived and that there are inherent limitations to be considered in the potential effectiveness of any system. Management believes that Lenawee Bancorp's system provides the appropriate balance between costs of controls and the related benefits.

The independent auditors have audited the Company's consolidated financial statements in accordance with generally accepted auditing standards and provide an objective, independent review of the fairness of the reported operating results and financial position. The Board of Directors of Lenawee Bancorp has an Audit Committee composed of five non-management Directors. The Committee meets periodically with the internal auditors and the independent auditors.




Patrick K. Gill                               Loren V. Happel
President and Chief Executive Officer         Vice President and Chief Financial
                                              Officer

                         REPORT OF INDEPENDENT AUDITORS



Board of Directors and Shareholders
Lenawee Bancorp, Inc.
Adrian, Michigan


We have audited the accompanying consolidated balance sheets of Lenawee Bancorp, Inc. as of December 31, 2000 and 1999, and the related consolidated statements of income, changes in shareholders' equity and cash flows for each of the years ended December 31, 2000, 1999 and 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Lenawee Bancorp, Inc. as of December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the years ended December 31, 2000, 1999 and 1998 in conformity with generally accepted accounting principles.





                                             Crowe, Chizek and Company LLP

South Bend, Indiana
February 9, 2001

                              LENAWEE BANCORP, INC.
                           CONSOLIDATED BALANCE SHEETS
                           December 31, 2000 and 1999

                                                                                    2000                 1999
                                                                                    ----                 ----
ASSETS
Cash and due from banks                                                         $    7,842,516       $    7,309,898
Federal funds sold                                                                   5,150,000            2,200,000
                                                                                --------------       --------------
     Total cash and cash equivalents                                                12,992,516            9,509,898

Securities available for sale                                                       19,321,007           23,024,175
Federal Home Loan Bank stock, at cost                                                2,503,700            2,503,700
Federal Reserve Bank stock, at cost                                                    360,000              360,000

Loans held for sale                                                                    803,040              758,651
Loans receivable, net of allowance for loan losses:
  $2,287,438 - 2000, $4,646,484 - 1999                                             212,317,017          192,720,533
Premises and equipment, net                                                          5,988,602            6,521,024
Accrued interest receivable                                                          1,898,947            1,576,279
Mortgage servicing asset                                                             1,515,924            1,335,419
Other assets                                                                         2,046,702            1,593,829
                                                                                --------------       --------------

         Total assets                                                           $  259,747,455       $  239,903,508
                                                                                ==============       ==============
LIABILITIES AND SHAREHOLDERS' EQUITY

Deposits
     Noninterest bearing                                                        $   37,095,649       $   36,686,950
     Interest bearing                                                              187,047,006          162,519,459
                                                                                --------------       --------------
         Total deposits                                                            224,142,655          199,206,409

Borrowed funds                                                                       7,936,150           16,176,754
Accrued interest payable                                                               945,791              643,831
Other liabilities                                                                    1,256,111            1,101,253
                                                                                --------------       --------------
     Total liabilities                                                             234,280,707          217,128,247

Common stock subject to repurchase obligation in ESOP                                5,113,770            4,326,300

Shareholders' equity
     Common stock and paid-in capital, no par
       value:  3,000,000 shares authorized; shares
       issued and outstanding:  851,551 - 2000; 852,410 - 1999                       9,631,958           10,430,303
     Retained earnings                                                              10,755,423            8,352,940
     Accumulated other comprehensive loss,
       net of tax                                                                      (34,403)            (334,282)
                                                                                --------------       --------------
         Total shareholders' equity                                                 20,352,978           18,448,961
                                                                                --------------       --------------

              Total liabilities and shareholders' equity                        $  259,747,455       $  239,903,508
                                                                                ==============       ==============

See accompanying notes to financial statements and report of independent accountants.

                             LENAWEE BANCORP, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                  Years ended December 31, 2000, 1999 and 1998

                                                                 2000                1999                1998
                                                                 ----                ----                ----
Interest and dividend income
     Loans receivable, including fees                       $    19,267,973     $    16,025,062    $     15,291,800
     Taxable securities                                             850,100           1,222,553           1,290,115
     Nontaxable securities                                          289,436             309,750             281,254
     Federal funds sold                                             166,828             118,244             277,178
     Dividend income                                                229,023             221,937             222,597
     Other                                                           47,993              25,184             154,327
                                                            ---------------     ---------------    ----------------
         Total interest and dividend income                      20,851,353          17,922,730          17,517,271

Interest expense
     Deposits                                                     7,853,587           5,693,930           6,262,000
     Borrowed funds                                                 856,797             618,291             943,615
                                                            ---------------     ---------------    ----------------
         Total interest expense                                   8,710,384           6,312,221           7,205,615
                                                            ---------------     ---------------    ----------------

Net interest income                                              12,140,969          11,610,509          10,311,656
     Provision for loan losses                                       30,000           2,560,000             239,000
                                                            ---------------     ---------------    ----------------

Net interest income after provision for
  loan losses                                                    12,110,969           9,050,509          10,072,656

Noninterest income
     Service charges and fees                                       980,745             778,625             616,119
     Net gains on loan sales                                        651,733           1,032,371           1,994,470
     Loan servicing fees, net of amortization                       107,109             113,222            (144,808)
     Other                                                          324,282             313,044             384,707
                                                            ---------------     ---------------    ----------------
                                                                  2,063,869           2,237,262           2,850,488

Noninterest expense
     Salaries and employee benefits                               5,018,659           5,034,569           5,090,788
     Occupancy and equipment                                      1,588,555           1,677,784           1,585,721
     Insurance                                                      141,445              63,851             118,223
     Printing, postage  and supplies                                312,674             327,807             333,148
     Professional and outside services                              391,617             208,566             362,345
     State and other taxes                                          163,313             169,032             172,052
     Mobile banking costs                                           341,658             236,246             224,325
     Receivable financing services                                  296,733             282,372             187,126
     Other                                                        1,158,875             994,229             838,942
                                                            ---------------     ---------------    ----------------
                                                                  9,413,529           8,994,456           8,912,670
                                                            ---------------     ---------------    ----------------

Income before income taxes                                        4,761,309           2,293,315           4,010,474
     Income tax expense                                           1,556,376             730,537           1,350,000
                                                            ---------------     ---------------    ----------------

Net income                                                  $     3,204,933     $     1,562,778    $      2,660,474
                                                            ===============     ===============    ================

Basic earnings per share                                    $          3.75     $          1.83    $           3.13
                                                            ===============     ===============    ================

Diluted earnings per share                                  $          3.71     $          1.83    $           3.12
                                                            ===============     ===============    ================

See accompanying notes to financial statements and report of independent accountants.

                              LENAWEE BANCORP, INC.
           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY
                  Years ended December 31, 2000, 1999 and 1998

                                                       Common                               Accumulated
                                                      Stock and                                Other               Total
                                                       Paid-In           Retained          Comprehensive       Shareholders'
                                                       Capital           Earnings          Income (Loss)          Equity
Balance January 1, 1998                            $  11,668,371       $   5,333,690      $      135,347      $    17,137,408

Comprehensive income:
    Net income                                                             2,660,474                                2,660,474
    Unrealized gains (losses) on securities                                                      132,738
    Tax effect                                                                                   (45,131)
                                                                                          --------------      ---------------
       Total other comprehensive income                                                           87,607               87,607
                                                                                          --------------      ---------------
          Total comprehensive income                                                                                2,748,081
                                                                                                              ---------------
Change in common stock subject to repurchase            (761,300)                                                    (761,300)

Retirement of stock - 1,088 shares                       (27,200)                                                     (27,200)

Stock options exercised-issuance of
  1,920 common shares                                     41,138                                                       41,138

Proceeds from sale of stock - 3,148 shares                78,700                                                       78,700

Cash dividends - $.67 per share                                             (569,227)                                (569,227)
                                                   -------------       -------------      --------------      ---------------
Balance December 31, 1998                             10,999,709           7,424,937             222,954           18,647,600

Comprehensive income:
    Net income                                                             1,562,778                                1,562,778
    Unrealized gains (losses) on securities                                                     (848,818)
    Reclassifications for realized gains (losses)                                                  4,520
    Tax effect                                                                                   287,062
                                                                                          --------------      ---------------
       Total other comprehensive income                                                         (557,236)            (557,236)
                                                                                          --------------      ---------------
          Total comprehensive income                                                                                1,005,542
                                                                                                              ---------------
Change in common stock subject to repurchase            (628,500)                                                    (628,500)

Retirement of stock - 1,026 shares                       (36,936)                                                     (36,936)

Proceeds from sale of stock - 2,656 shares                96,030                                                       96,030

Cash dividends - $.75 per share                                             (634,775)                                (634,775)
                                                   -------------       -------------      --------------      ---------------
Balance December 31, 1999                             10,430,303           8,352,940            (334,282)          18,448,961

Comprehensive income:
    Net income                                                             3,204,933                                3,204,933
    Unrealized gains (losses) on securities                                                      454,418
    Tax effect                                                                                  (154,539)
                                                                                          --------------      ---------------
       Total other comprehensive income                                                          299,879              299,879
                                                                                          --------------      ---------------
          Total comprehensive income                                                                                3,504,812
                                                                                                              ---------------
Change in common stock subject to repurchase            (787,470)                                                    (787,470)

Retirement of stock - 3,441 shares                      (151,405)                                                    (151,405)

Proceeds from sale of stock - 2,582 shares               117,065                                                      117,065

Issuance of stock options below market value              23,465                                                       23,465

Cash dividends - $.94 per share                                             (802,450)                                (802,450)
                                                   -------------       --------------     --------------      ---------------
Balance December 31, 2000                          $   9,631,958       $  10,755,423      $      (34,403)     $    20,352,978
                                                   =============       =============      ==============      ===============

                See accompanying notes to financial statements.

                              LENAWEE BANCORP, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  Years ended December 31, 2000, 1999 and 1998

                                                                 2000                1999                1998
                                                                 ----                ----                ----
Cash flows from operating activities
     Net income                                             $     3,204,933     $     1,562,778    $      2,660,474
     Adjustments to reconcile net income to
       net cash from operating activities
         Depreciation                                               690,753             709,035             749,603
         Provision for loan losses                                   30,000           2,560,000             239,000
         Net amortization and accretion on securities
          available for sale                                         69,728             116,787              72,446
         Amortization of mortgage servicing rights                  314,534             257,597             397,391
         Loans originated for sale                              (37,696,914)        (47,554,219)       (102,921,516)
         Proceeds from sales of mortgage loans                   44,954,185          49,491,958         103,889,773
         Net gains on sales of mortgage loans                      (651,733)         (1,032,371)         (1,994,470)
     Net change in:
         Deferred loan origination fees                             (33,877)            (92,717)             60,964
         Accrued interest receivable                               (322,668)            117,856             (43,629)
         Other assets                                              (481,094)           (235,246)            353,691
         Accrued interest payable                                   301,960              87,333            (117,783)
         Other liabilities                                          154,858             106,052             142,391
                                                            ---------------     ---------------    ----------------

              Net cash from operating activities                 10,534,665           6,094,843           3,488,335

Cash flows from investing activities Proceeds from:
         Maturities, calls and principal payments on
           securities available for sale                          4,087,858           9,699,134          11,684,767
         Sales of securities available for sale                           -           7,674,558                   -
         Sales of portfolio loans                                         -           1,483,725          10,424,013
     Purchases of:
         Securities available for sale                                    -         (11,945,000)        (17,164,219)
         Premises and equipment, net                               (158,331)           (634,714)         (1,028,051)
     Net increase in loans                                      (26,951,438)        (39,916,902)         (8,113,718)
     Recoveries on loans charged-off                                 87,547              61,823              37,259
                                                            ---------------     ---------------    ----------------

              Net cash from investing activities                (22,934,364)        (33,577,376)         (4,159,949)

Cash flows from financing activities
     Net change in deposits                                 $    24,936,246     $    13,315,458    $     10,917,507
     Net change in short term borrowings                             80,917          (2,151,706)          1,554,733
     Proceeds from FHLB advances                                 10,000,000          14,000,000                   -
     Repayment of FHLB advances                                 (18,321,521)         (6,297,154)         (7,274,634)
     Repurchase of common stock                                    (151,405)            (36,936)            (27,200)
     Issuance of common stock                                       117,065              96,030              78,700
     Exercise of stock options                                            -                   -              41,138
     Issuance of stock options below market
       value                                                         23,465                   -                   -
     Dividends paid and fractional shares                          (802,450)           (634,775)           (569,227)
                                                            ---------------     ---------------    ----------------
              Net cash from financing activities                 15,882,317          18,290,917           4,721,017
                                                            ---------------     ---------------    ----------------

Net change in cash and cash equivalents                           3,482,618          (9,191,616)          4,049,403

Cash and cash equivalents at beginning of year                    9,509,898          18,701,514          14,652,111
                                                            ---------------     ---------------    ----------------

Cash and cash equivalents at end of year                    $    12,992,516     $     9,509,898    $     18,701,514
                                                            ===============     ===============    ================

Supplemental schedule of noncash activities Transfer from:
         Loans to foreclosed real estate                    $       126,318     $       160,811    $        239,144
         Portfolio loans to loans held for sale                   9,592,343                   -           2,065,245
         Loans held for sale to portfolio loans                   2,447,377             679,146                   -

     Cash paid for:
         Interest                                           $     8,408,424     $     6,521,024    $      7,323,398
         Income taxes                                             1,147,000           1,215,000           1,602,000

                                  (Continued)

                              LENAWEE BANCORP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        December 31, 2000, 1999 and 1998



NOTE 1 - SUMMARY OF ACCOUNTING POLICIES

The accounting and reporting policies of Lenawee Bancorp, Inc. (the Company) and its wholly-owned subsidiary, Bank of Lenawee (the Bank), conform to generally accepted accounting principles and to general practice within the banking industry. The following describes the significant accounting and reporting policies which are employed in the preparation of the consolidated financial statements.

Principles of Consolidation: The consolidated financial statements include the accounts of the Company, the Bank and its wholly-owned subsidiary, Lenawee Financial Services. All significant intercompany balances and transactions have been eliminated in consolidation.

Nature of Operations,  Industry Segments and  Concentrations of Credit Risk: The
Company  is  a  one-bank   holding  company  which  conducts   limited  business
activities. The Bank performs the majority of business activities.

The Bank provides a full range of banking services to individuals, agricultural businesses, commercial businesses and light industries located in its service area. It maintains a diversified loan portfolio, including loans to individuals for home mortgages, automobiles and personal expenditures, and loans to business enterprises for current operations and expansion. The Bank offers a variety of deposit products, including checking, savings, money market, individual retirement accounts and certificates of deposit. While the Company's chief decision maker monitors the revenue stream of various Company products and services, operations are managed and financial performance is evaluated on a Company wide basis. Accordingly, all of Company's banking operations are considered by management to be aggregated into one operating segment.

The principal market for the Bank's financial services are the Michigan communities in which the Bank is located and the areas immediately surrounding these communities. The Bank serves these markets through nine offices located in Lenawee, Hillsdale and Washtenaw Counties in Michigan.

Use of Estimates: To prepare financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions based on available information. These estimates and assumptions affect the amounts reported in the financial statements and the disclosures provided, and future results could differ. The allowance for loan losses and fair values of securities and other financial instruments are particularly subject to change.

Cash Flow Reporting: Cash and cash equivalents include cash on hand, demand deposits with other financial institutions, federal funds sold and commercial paper with original maturities of 90 days or less. Cash flows are reported, net, for customer loan and deposit transactions, and securities sold under agreements to repurchase with original maturities of 90 days or less.

Securities: Securities are classified as held to maturity and carried at amortized cost when management has the positive intent and ability to hold them to maturity. Securities are classified as available for sale when they might be sold before maturity. Securities available for sale are carried at fair value, with unrealized holding gains and losses reported in other comprehensive income and shareholders' equity, net of tax. Trading securities are bought principally for sale in the near term, and are reported at fair value, with unrealized gains and losses included in earnings. Securities are written down to fair value when a decline in fair value is not temporary. Other securities such as Federal Home Loan Bank and Federal Reserve Bank stock are carried at cost.

                                  (Continued)

                              LENAWEE BANCORP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        December 31, 2000, 1999 and 1998


NOTE 1 - SUMMARY OF ACCOUNTING POLICIES (Continued)

Gains and losses on sales are determined using the amortized cost of the specific security sold. Interest and dividend income, adjusted by amortization of purchase premiums and discounts, is included in earnings. Securities are written down to fair value when a decline in fair value is not temporary.

Loans Held for Sale: Loans held for sale are reported at the lower of cost or market value in aggregate. Net unrealized losses are recorded in a valuation allowance by charges to income.

Loans Receivable: Loans that management has the intent and the ability to hold for the foreseeable future or until maturity or payoff are reported at the principal balance outstanding, net of unearned interest, deferred loan fees and costs, and an allowance for loan losses. Interest income is reported on the interest method and includes amortization of net deferred loan fees and costs over the loan term.

Interest income is not reported when full loan repayment is in doubt, typically when payments are past due over 90 days, unless the loan is both well secured and in the process of collection. Payments received on such loans are reported as principal reductions.

Allowance for Loan Losses: The allowance for loan losses is a valuation allowance for probable credit losses, increased by the provision for loan losses and decreased by charge-offs less recoveries. Management estimates the allowance balance using past loan loss experience, the nature and volume of the portfolio, information about specific borrower situations and estimated collateral values, economic conditions, and other factors. Allocations of the allowance may be made for specific loans, but the entire allowance is available for any loan that, in management's judgment, should be charged-off. Loan losses are charged against the allowance when management believes the uncollectibility of a loan balance is confirmed.

A loan is impaired when full payment under the loan terms is not expected. Impairment is evaluated in total for smaller-balance loans of similar nature such as residential mortgage and consumer loans and on an individual loan basis for other loans. If a loan is impaired, a portion of the allowance is allocated so that the loan is reported, net, of the present value of estimated future cash flows using the loan's existing rate or at the fair value of collateral if repayment is expected solely from the collateral.

Premises and Equipment: Premises and equipment are stated at cost less accumulated depreciation. Depreciation is computed using a combination of straight-line and accelerated methods with useful lives ranging from 10 to 40 years for buildings and improvements, and 3 to 10 years for furniture and equipment. These assets are reviewed for impairment when events indicate their carrying amount may not be recoverable from future undiscounted cash flows. Maintenance, repairs and minor alterations are charged to current operations as expenditures occur. Major improvements are capitalized.

Servicing Rights: Servicing rights represent both purchased rights and the allocated value of servicing rights retained on loans sold. Servicing rights are expensed in proportion to, and over the period of, estimated net servicing revenues.

Impairment is evaluated based on the fair value of the rights, using groupings of the underlying loans as to interest rates and then, secondarily, as to geographic and prepayment characteristics. Any impairment of a grouping is reported as a valuation allowance.

                                  (Continued)

                              LENAWEE BANCORP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        December 31, 2000, 1999 and 1998



NOTE 1 - SUMMARY OF ACCOUNTING POLICIES (Continued)

Other Real Estate Owned: Real estate properties acquired in collection of a loan receivable are recorded at fair value at acquisition. Any reduction to fair value from the carrying value of the related loan is accounted for as a loan loss. After acquisition, a valuation allowance reduces the reported amount to the lower of the initial amount or fair value less costs to sell. Expenses, gains and losses on disposition, and changes in the valuation allowance are reported in other expense. Other real estate owned amounts to $294,000 and $255,000 at December 31, 2000 and 1999.

Repurchase  Agreements:   Substantially  all  repurchase  agreement  liabilities
represent amounts advanced by various customers. Securities are pledged to cover these liabilities, which are not covered by federal deposit insurance.

Benefit Plans: A defined benefit pension plan covers substantially all employees, with benefits based on years of service and compensation prior to retirement. Pension expense is the net of service and interest cost, return on plan assets, and amortization of gains and losses not immediately recognized. Profit-sharing and 401(k) plan expense is the amount contributed as determined by Board decision.

Expense for employee compensation under stock option plans is reported only if options are granted below market price at grant date. Proforma disclosures of net income and earnings per share are provided as if the option's fair value had been recorded using an option pricing model.

Income Taxes: Income tax expense is the total of the current year income tax due or refundable and the change in deferred tax assets and liabilities. Deferred tax assets and liabilities are the expected future tax consequences of temporary differences between carrying amounts and tax bases of assets and liabilities, computed using enacted tax rates. A valuation allowance, if needed, reduces deferred tax assets to the amount expected to be realized.

Earnings and Dividends Per Share: Basic earnings per common share is based on net income divided by the weighted average number of common shares outstanding during the period. Diluted earnings per common share shows the dilutive effect of any additional potential common shares. Earnings and dividends per common share are restated for all stock splits and stock dividends, including the two-for-one split declared in 1999.

Stock Dividends: Dividends issued in stock are reported by transferring the market value of the stock issued from retained earnings to common stock and additional paid-in capital. Fractional shares are paid in cash for all stock dividends.

Comprehensive Income: Comprehensive income consists of net income and other comprehensive income. Other comprehensive income includes the net change in unrealized appreciation (depreciation) on securities available for sale, net of tax, which is also recognized as a separate component of shareholders' equity.

Financial Instruments with Off-Balance-Sheet Risk: Financial instruments include off-balance sheet credit instruments, such as commitments to make loans and standby letters of credit issued to meet customer's needs. The face amount for these items represents the exposure to loss before considering customer collateral or ability to repay. Such financial instruments are recorded when they are funded.
                                  (Continued)

                              LENAWEE BANCORP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        December 31, 2000, 1999 and 1998


NOTE 1 - SUMMARY OF ACCOUNTING POLICIES (Continued)

Fair Values of Financial Instruments: Fair values of financial instruments are estimated using relevant market information and other assumptions, as more fully disclosed separately. Fair value estimates involve uncertainties and matters of significant judgment regarding interest rates, credit risk, prepayments, and other factors, especially in the absence of broad markets for particular items. Changes in assumptions or in market conditions could significantly affect the estimates. The fair value estimates of existing on-and off-balance-sheet financial instruments does not include the value of anticipated future business or values of assets and liabilities not considered financial instruments.

Reclassifications: Some items in the prior year financial statements have been reclassified to conform with the current year presentation.

New Accounting Pronouncements: Beginning January 1, 2001, a new accounting standard will require all derivatives to be recorded a fair value. Unless designated as hedges, changes in these fair values will be recorded in the income statement. Fair value changes involving hedges will generally be recorded by offsetting gains or losses on the hedges and on the hedged item, even if the fair value of the hedged item is not otherwise recorded. Adoption of this standard on January 1, 2001 did not have a material effect on the Company's financial condition or results of operations.


NOTE 2 - SECURITIES

Year-end securities available for sale were as follows:

                                                                     Gross             Gross
                                                 Amortized        Unrealized        Unrealized            Fair
2000                                               Cost              Gains            Losses              Value
----                                               ----              -----            ------              -----
     U. S. Treasury and
        government agencies                  $     7,351,837    $           -     $      (68,538)   $     7,283,299
     Obligations of states and
        political subdivisions                     6,843,588           87,370            (20,420)         6,910,538
     Corporate notes                                 554,682                -             (3,589)           551,093
     Mortgage-backed securities                    4,622,971                -            (46,894)         4,576,077
                                             ---------------    -------------     --------------    ---------------
                                             $    19,373,078    $      87,370     $     (139,441)   $    19,321,007
                                             ===============    =============     ==============    ===============

1999
----
     U. S. Treasury and
        government agencies                  $     7,400,712    $           -     $     (231,465)   $     7,169,247
     Obligations of states and
        political subdivisions                     9,473,289           24,091           (120,895)         9,376,485
     Corporate notes                                 559,139                -            (12,920)           546,219
     Mortgage-backed securities                    6,097,524                -           (165,300)         5,932,224
                                             ---------------    -------------     --------------    ---------------
                                             $    23,530,664    $      24,091     $     (530,580)   $    23,024,175
                                             ===============    =============     ==============    ===============

                                  (Continued)

                              LENAWEE BANCORP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        December 31, 2000, 1999 and 1998


NOTE 2 - SECURITIES (Continued)

Contractual maturities of debt securities at year-end 2000 were as follows. Securities not due at a single maturity date, primarily mortgage-backed securities, are shown separately.

                                                                             Amortized             Fair
                                                                               Cost                Value
     Due in one year or less                                             $      2,228,931     $      2,225,951
     Due from one to five years                                                10,365,485           10,329,768
     Due from five to ten years                                                 1,455,691            1,454,449
     Due after ten years                                                          700,000              734,762
                                                                         ----------------     ----------------
                                                                               14,750,107           14,744,930
     Mortgage-backed securities                                                 4,622,971            4,576,077
                                                                         ----------------     ----------------
                                                                         $     19,373,078     $     19,321,007
                                                                         ================     ================

Sales of securities available for sale were:

                                                            2000               1999                1998
                                                            ----               ----                ----
     Proceeds from sales                                 $          -      $    7,674,558       $         -
     Gross gains from sales                                         -               5,785                 -
     Gross losses from sales                                        -             (10,305)                -

In addition to Federal Home Loan Bank (FHLB) stock, securities having an amortized cost of approximately $4,695,000 and $13,107,000 at year-end 2000 and 1999 were pledged to secure FHLB advances, public deposits, securities sold under agreements to repurchase and U.S. Treasury demand notes. Except as indicated, total securities of any state (including all its political subdivisions) were less than 10% of shareholders' equity. At year-end 2000 and 1999, the amortized cost of securities issued by the state of Michigan and all its political subdivisions totaled $5,104,000 and $7,210,000 with an estimated market value of $5,185,000 and $7,174,000.

NOTE 3 - LOANS RECEIVABLE

Year-end loans receivable are as follows:

                                                                               2000                1999
                                                                               ----                ----
     Commercial                                                          $    116,105,167     $    103,569,923
     Agricultural                                                              32,952,291           31,754,542
     Real Estate Mortgage                                                      14,225,036           17,203,006
     Real Estate Construction                                                  13,383,023            9,934,302
     Consumer                                                                  37,846,196           34,846,379
                                                                         ----------------     ----------------

       Gross loans receivable                                                 214,511,713          197,308,152

     Deferred loan origination fees/costs, net                                     92,742               58,865
     Allowance for loan losses                                                 (2,287,438)          (4,646,484)
                                                                         ----------------     ----------------

       Net loans receivable                                              $    212,317,017     $    192,720,533
                                                                         ================     ================

                                  (Continued)

                              LENAWEE BANCORP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        December 31, 2000, 1999 and 1998


NOTE 3 - LOANS RECEIVABLE (Continued)

Certain directors and executive officers of the Company, including associates of such persons, were loan customers of the Company during 2000. A summary of aggregate related party loan activity for loans aggregating $60,000 or more to any related party is as follows:

                                                                                2000               1999
                                                                                ----               ----
     Balance at January 1                                                $      2,645,486     $      2,413,784
     New loans                                                                  2,480,776            3,759,932
     Repayments                                                                (2,684,637)          (3,528,230)
                                                                         ----------------     ----------------
     Balance at December 31                                              $      2,441,625     $      2,645,486
                                                                         ================     ================

NOTE 4 - ALLOWANCE FOR LOAN LOSSES

Activity in the allowance for loan losses was as follows:

                                                             2000                 1999                1998
                                                             ----                 ----                ----
     Beginning balance                                 $      4,646,484    $       2,181,749    $      1,964,473
     Loan charge-offs                                        (2,476,593)            (157,088)            (58,983)
     Loan recoveries                                             87,547               61,823              37,259
                                                       ----------------    -----------------    ----------------
         Net loan charge-offs                                (2,389,046)             (95,265)            (21,724)
                                                       ----------------    -----------------    ----------------
     Provision for loan losses                                   30,000            2,560,000             239,000
                                                       ----------------    -----------------    ----------------

     Ending balance                                    $      2,287,438    $       4,646,484    $      2,181,749
                                                       ================    =================    ================
Impaired loans were as follows:

                                                             2000                 1999                1998
                                                             ----                 ----                ----
     Year-end loans with no allowance for
       loan losses allocated                           $              -    $          95,000    $         19,000
     Year-end loans with allowance for loan
       losses allocated                                         325,000            2,979,000              52,000
                                                       ----------------    -----------------    ----------------

     Total impaired loans                              $        325,000    $       4,074,000    $         71,000
                                                       ================    =================    ================

     Amount of the allowance allocated                 $        106,000    $       2,352,000    $         52,000

     Average of impaired loans during the year                1,946,000              155,000             118,000

     Interest income recognized during
       impairment                                                49,000               13,000              14,000

     Cash-basis interest income recognized                       14,000                    -                   -

                                  (Continued)

                              LENAWEE BANCORP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        December 31, 2000, 1999 and 1998



NOTE 4 - ALLOWANCE FOR LOAN LOSSES (Continued)

Subsequent to December 31, 1999, the Company became aware of circumstances which occurred in 1999, involving loans to a single borrower in which the Bank had purchased a participating interest from another financial institution. As a result of these circumstances, management concluded that a loss was probable and, accordingly, recorded an additional provision for loan losses of $2.3 million for 1999 on loans outstanding of approximately $2.9 million. These loans were considered to be impaired at December 31, 1999. During 2000, the Bank charged-off $2.3 million of the total loans outstanding to this borrower.


NOTE 5 - LOAN SERVICING

Loans serviced for others are not reported as assets. These loans totaled $213,449,000 and $181,102,000 at year-end 2000 and 1999. Related escrow balances were $343,000 and $285,000 at year-end 2000 and 1999.

Activity for capitalized mortgage servicing rights was as follows:

                                                              2000                1999               1998
                                                              ----                ----               ----
     Servicing rights:
         Beginning of year                              $      1,335,419    $      1,098,116    $      518,945
         Additions                                               495,039             494,900           976,562
         Amortization                                           (314,534)           (257,597)         (397,391)
                                                        ----------------    ----------------    --------------
         End of year                                    $      1,515,924    $      1,335,419    $    1,098,116
                                                        ================    ================    ==============

NOTE 6 - PREMISES AND EQUIPMENT

Year-end premises and equipment consist of:

                                                                                  2000               1999
                                                                                  ----               ----
     Land                                                                   $        504,279    $      499,668
     Buildings and improvements                                                    6,826,540         6,986,070
     Furniture and equipment                                                       5,552,616         5,281,617
                                                                            ----------------    --------------
         Total cost                                                               12,883,435        12,767,355
     Accumulated depreciation                                                     (6,894,833)       (6,246,331)
                                                                            ----------------    --------------

                                                                            $      5,988,602    $    6,521,024
                                                                            ================    ==============

Depreciation expense was $690,753, $709,035 and $749,603 in 2000, 1999 and 1998,
respectively.

                                  (Continued)

                              LENAWEE BANCORP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        December 31, 2000, 1999 and 1998



NOTE 7 - DEPOSITS

At year-end 2000, stated maturities of time deposits were as follows, for the years ending December 31:

                  2001                                                     $      69,860,662
                  2002                                                            19,270,022
                  2003                                                            14,967,024
                  2004                                                             3,739,880
                  2005                                                               523,000
                                                                           -----------------
                                                                           $     108,360,588
                                                                           =================

Time deposits exceeding $100,000 were approximately $49,766,000 and $30,059,000 at year-end 2000 and 1999.

At year-end 2000, stated maturities of time deposits exceeding $100,000 were as follows:

                  In 3 months or less                                         $     24,601,492
                  Over 3 through 6 months                                           10,310,455
                  Over 6 through 12 months                                           3,433,122
                  Over 12 months                                                    11,420,613
                                                                              ----------------
                                                                              $     49,765,682
                                                                              ================

Related party deposits were $1,942,000 and $1,806,000 at year-end 2000 and 1999.


NOTE 8 - BORROWED FUNDS

Securities Sold Under Agreements to Repurchase

Information concerning securities sold under agreements to repurchase is summarized as follows:

                                                                                    2000              1999
                                                                                    ----              ----
Amount outstanding at year-end                                               $     2,083,280    $    2,002,363
Weighted average interest rate at year-end                                             3.60%              4.61%
Average daily balance during the year                                        $     3,652,025    $    3,444,358
Weighted average interest rate during the year                                         4.65%              3.71%
Maximum month-end balance during the year                                    $     6,380,931    $    5,143,802

                                  (Continued)

                              LENAWEE BANCORP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        December 31, 2000, 1999 and 1998


NOTE 8 - BORROWED FUNDS (Continued)

Federal Home Loan Bank Advances

Federal Home Loan Bank (FHLB) advances totaled $5,852,870 and $14,174,391 at year-end 2000 and 1999. At year-end 2000 the balance consisted of one fixed rate advance with an interest rate of 6.04%. At December 31, 1999, advances had fixed interest rates ranging from 5.88% to 6.04%.

Pursuant to collateral agreements with the Federal Home Loan Bank, in addition to Federal Home Loan stock, advances are secured under a blanket lien arrangement by qualified 1-to-4 family mortgage loans and U.S. Government agency securities with a carrying value of approximately $21,734,000 and $38,465,000 at year-end 2000 and 1999.

At year-end 2000 and 1999, scheduled principal reductions on these advances were as follows for the years ending December 31:

                                                                               2000               1999
                                                                               ----               ----
                  2000                                                   $             -     $     8,321,521
                  2001                                                           347,886             347,886
                  2002                                                           376,412             376,412
                  2003                                                           407,278             407,278
                  2004                                                           440,675             440,675
                  2005                                                           476,810             476,810
                  Thereafter                                                   3,803,809           3,803,809
                                                                         ---------------     ---------------

                  Total FHLB advances                                    $     5,852,870     $    14,174,391
                                                                         ===============     ===============

NOTE 9 - INCOME TAXES

Income tax expense consists of:

                                                            2000               1999             1998
                                                            ----               ----             ----
     Current                                          $       753,556    $    1,464,775     $    1,260,805
     Deferred                                                 802,820          (734,238)            89,195
                                                      ---------------    --------------     --------------
         Total                                        $     1,556,376    $      730,537     $    1,350,000
                                                      ===============    ==============     ==============

                                  (Continued)

                              LENAWEE BANCORP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        December 31, 2000, 1999 and 1998



NOTE 9 - INCOME TAXES (Continued)

Income tax expense calculated at the statutory federal income tax rate of 34% differs from actual income tax expense as follows:

                                                            2000              1999               1998
                                                            ----              ----               ----
     Statutory rates                                  $     1,618,845    $      779,727     $    1,363,561
     Increase (decrease) from:
         Tax-exempt securities income                        (105,095)         (106,804)           (97,848)
         Non-deductible interest expense                       15,615             7,070              8,614
         Other, net                                            27,011            50,544             75,673
                                                      ---------------    --------------     --------------
                                                      $     1,556,376    $      730,537     $    1,350,000
                                                      ===============    ==============     ==============

Year-end deferred tax assets and liabilities consist of:

                                                                              2000               1999
                                                                              ----               ----
     Deferred tax assets
         Allowance for loan losses                                       $      578,903     $    1,381,031
         Net deferred loan fees                                                 211,552            200,584
         Net unrealized losses on
           securities available for sale                                         17,704            172,205
         Other                                                                   71,483             37,173
                                                                         --------------     --------------
              Total deferred tax assets                                         879,642          1,790,993
                                                                         --------------     --------------
     Deferred tax liabilities
         Depreciation                                                          (307,447)          (322,849)
         Mortgage servicing rights                                             (515,414)          (454,042)
                                                                         --------------     --------------
              Total deferred tax liabilities                                   (822,861)          (776,891)
                                                                         --------------     --------------
     Net deferred tax asset                                              $       56,781     $    1,014,102
                                                                         ==============     ==============

NOTE 10 - EARNINGS PER SHARE

A reconciliation of the numerators and denominators of the basic earnings per share and diluted earnings per share computations for the years ended is presented below:

Basic earnings per share                                        2000              1999               1998
                                                                ----              ----               ----
     Net income available to common
       shareholders                                        $    3,204,933    $     1,562,778    $    2,660,474
                                                           ==============    ===============    ==============

     Weighted average common shares
       outstanding                                                853,910            852,509           850,118
                                                           ==============    ===============    ==============

         Basic earnings per share                              $    3.75          $  1.83           $   3.13
                                                               =========          =======           ========

                                  (Continued)

                              LENAWEE BANCORP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        December 31, 2000, 1999 and 1998



NOTE 10 - EARNINGS PER SHARE (Continued)

                                                                2000              1999               1998
                                                                ----              ----               ----
Diluted earnings per share
     Net income available to common
       shareholders                                        $    3,204,933    $     1,562,778    $    2,660,474
                                                           ==============    ===============    ==============

     Weighted average common shares
       outstanding                                                853,910            852,509           850,118
     Add:  Dilutive effects of exercise of
       stock options                                               10,881              1,857             1,468
                                                           --------------    ---------------    --------------

     Weighted average common and dilutive
       potential common shares outstanding                        864,791            854,366           851,586
                                                           ==============    ===============    ==============

     Diluted earnings per share                                $    3.71          $  1.83           $   3.12
                                                               =========          =======           ========

NOTE 11 - EMPLOYEE BENEFITS

Defined Benefit Plan

Information about the pension plan was as follows.

                                                                                   2000               1999
                                                                                   ----               ----
     Change in benefit obligation:
         Beginning benefit obligation                                        $     1,559,521    $    1,334,322
         Service cost                                                                154,300           127,921
         Interest cost                                                               122,931           100,871
         Actuarial loss                                                              102,065            32,357
         Plan amendments                                                              65,300                 -
         Benefits paid                                                               (45,616)          (35,950)
                                                                             ---------------    --------------
         Ending benefit obligation                                           $     1,958,501    $    1,559,521
                                                                             ===============    ==============

     Change in plan assets, at fair value:
         Beginning plan assets                                                     1,331,916         1,142,109
         Actual return                                                               (31,089)           40,090
         Employer contribution                                                       189,600           185,667
         Benefits paid                                                               (45,616)          (35,950)
                                                                             ---------------    --------------
         Ending plan assets                                                  $     1,444,811    $    1,331,916
                                                                             ===============    ==============

     Net amount recognized:
         Funded status                                                       $      (513,690)   $     (227,605)
         Unrecognized net actuarial loss                                             432,914           217,323
         Unrecognized transition obligation                                           12,318            16,423
         Unrecognized prior service cost                                              10,808            13,517
                                                                             ---------------    --------------
         Prepaid (accrued) benefit cost                                      $       (57,650)   $       19,658
                                                                             ===============    ==============

                                  (Continued)

                              LENAWEE BANCORP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        December 31, 2000, 1999 and 1998


NOTE 11 - EMPLOYEE BENEFITS (Continued)

The components of pension expense and related actuarial assumptions were as follows.

                                                               2000               1999               1998
                                                               ----               ----               ----
     Service cost                                          $      154,300    $       127,921    $      111,178
     Interest cost                                                122,931            100,871            86,414
     Expected return on plan assets                               (94,578)           (78,756)          (61,124)
     Amortization of prior service cost                             2,709              2,709             2,709
     Amortization of transition obligation                          4,105              4,105             4,105
     Recognized net actuarial loss                                 12,141              3,556                 -
     Special termination benefit loss                              65,300                  -                 -
                                                           --------------    ---------------    --------------
         Net pension expense                               $      266,908    $       160,406    $      143,282
                                                           ==============    ===============    ==============

     Discount rate on benefit obligation                          7.5%                7.5%               7.5%
     Long-term expected rate of return
       on plan assets                                             8.0%                8.0%               8.0%
     Rate of compensation increase                                5.0%                5.0%               5.0%

ESOP and 401(k) Plan

The Company maintains an employee stock ownership plan (ESOP) covering substantially all employees. The ESOP is designed to enable employees to acquire common stock of the Company. The cost of the ESOP is funded through contributions to an Employee Stock Ownership Trust in amounts determined annually by the Board of Directors. Shares of common stock acquired by the ESOP are to be allocated to each participating employee and held until the employee's termination, retirement or death. There were no cash contributions to the ESOP for 2000, 1999 and 1998.

At year-end 2000 and 1999, the ESOP held 100,270 and 98,325 shares of the Company's stock, all of which is allocated to employees. Upon distribution of shares to a participant, the participant has the right to require the Company to purchase shares at the most recent appraised value in accordance with the terms and conditions of the plan. As such, these shares are not classified in shareholders' equity as permanent equity. The appraisal value of the shares held by the ESOP was $5,113,770 and $4,326,300 at year-end 2000 and 1999.

The ESOP plan includes a 401(k) provision. Employees may elect to contribute up to 15% of their salaries, and the Company will match 100% of the contribution up to 2% of the eligible salaries. Expense relating to the 401(k) provision was $96,924 , $57,600 and $57,622 in 2000, 1999 and 1998.

                                  (Continued)

                              LENAWEE BANCORP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        December 31, 2000, 1999 and 1998


NOTE 11 - EMPLOYEE BENEFITS (Continued)

Stock Option Plan

SFAS No. 123, Accounting for Stock-Based Compensation requires proforma disclosures for companies that do not adopt its fair value accounting method for stock-based compensation. Accordingly, the following proforma information presents net income and basic and diluted earnings per share had the fair value method been used to measure compensation cost for stock options. The exercise price of options granted during 1999 and 1998 is equivalent to the market value of underlying stock at the grant date. Accordingly, no compensation expense was actually recognized for stock options in 1999 and 1998. During 2000, 5,720 options were granted at an exercise price of $44, which was below market value of the underlying stock as of the grant date. Accordingly, $23,465 of compensation expense was recognized for stock options granted in 2000.

                                                                2000              1999               1998
                                                                ----              ----               ----
       Net income as reported                              $    3,204,933    $     1,562,778    $    2,660,474
       Proforma net income                                      3,151,125          1,533,382         2,639,183
       Reported earnings per common share
           Basic                                           $         3.75    $          1.83    $         3.13
           Diluted                                                   3.71               1.83              3.12
       Proforma earnings per common share
           Basic                                                     3.69               1.80              3.10
           Diluted                                                   3.64               1.79              3.10

The fair value of options granted is estimated using option pricing models, using the following weighted average information:

                                                                   2000              1999               1998
                                                                   ----              ----               ----
       Risk-free interest rate                                      6.64%              5.10%             5.53%
       Expected option life                                       8 years            8 years           8 years
       Expected stock price volatility                             20.92%            Nominal           Nominal
       Expected dividends                                           1.35%              1.86%             1.20%

The weighted average fair value of stock options granted was $24.86, $7.09 and $4.57 for 2000, 1999 and 1998. At year-end 2000, options outstanding had a weighted average remaining life of 7.1 years.

                                  (Continued)

                              LENAWEE BANCORP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        December 31, 2000, 1999 and 1998



NOTE 11 - EMPLOYEE BENEFITS (Continued)

Stock option plans are used to reward directors and certain executive officers and provide them with an additional equity interest. Options are issued for 10 year periods and vest over five years. Information about options available for grant and options granted follows:

                                                                                                     Weighted-
                                                                                                      Average
                                                          Available               Options            Exercise
                                                        For Grant(1)          Outstanding(1)         Price(1)
                                                        ---------             -----------            -----
Balance at January 1, 1998                                   39,520                 12,020         $    19.46
     Options issued                                          (6,340)                 6,340              25.00
     Options exercised                                            -                 (1,920)             21.43
                                                       ------------           ------------         ----------
Balance at December 31, 1998                                 33,180                 16,440              21.37
     Options issued                                          (5,720)                 5,720              36.00
                                                       ------------           ------------         ----------
Balance at December 31, 1999                                 27,460                 22,160              25.14
     Options issued                                          (5,720)                 5,720              44.00
                                                       -------------          ------------         ----------
Balance at December 31, 2000                                 21,740                 27,880         $    29.01
                                                       ============           ============         ==========

(1)  Restated for a two-for-one stock split in 1999.

Options exercisable at year-end are as follows:

                                                                                            Weighted-
                                                                                             Average
                                                                        Number of           Exercise
                                                                         Options              Price
                                                                         -------              -----
                         2000                                              16,464        $     24.09
                         1999                                               9,964              22.25
                         1998                                               4,908              19.82

NOTE 12 - COMMITMENTS, OFF-BALANCE-SHEET RISK AND CONTINGENCIES

At year-end 2000 and 1999, reserves of $3,573,000 and $2,895,000 were required as deposits with the Federal Reserve or as cash on hand. These reserves do not earn interest.

Some financial instruments are used in the normal course of business to meet the financing needs of customers. These financial instruments include commitments to extend credit, standby letters of credit and financial guarantees. These involve, to varying degrees, credit and interest-rate risk in excess of the amount reported in the financial statements.

                                  (Continued)

                              LENAWEE BANCORP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        December 31, 2000, 1999 and 1998



NOTE 12 - COMMITMENTS, OFF-BALANCE-SHEET RISK AND CONTINGENCIES (Continued)

The Company has the following commitments outstanding at year-end:

                                                                                 2000                1999
                                                                                 ----                ----
     Commitments to extend credit                                          $    58,476,000     $    56,996,000
     Credit card arrangements                                                    2,725,000           2,185,000
     Standby letters of credit                                                     696,000             514,000
                                                                           ---------------     ---------------

                                                                           $    61,897,000     $    59,695,000
                                                                           ===============     ===============

Exposure to credit loss if the other party does not perform is represented by the contractual amount for commitments to extend credit, standby letters of credit, and financial guarantees written. The same credit policies are used for commitments and conditional obligations as are used for loans.

Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the commitment. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments are expected to expire without being used, the total commitments do not necessarily represent future cash requirements. Standby letters of credit and financial guarantees written are conditional commitments to guarantee a customer's performance to a third party.


NOTE 13 - PARENT CORPORATION CONDENSED

The Company's primary source of funds to pay dividends to shareholders is the dividends it receives from the Bank. The Bank is subject to certain restrictions on the amount of dividends it may declare without prior regulatory approval. At December 31, 2000, approximately $8,571,000 of the Bank's retained earnings is available for transfer in the form of dividends without prior approval from regulatory agencies.

Following are condensed parent corporation financial statements.

                                  (Continued)

                              LENAWEE BANCORP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        December 31, 2000, 1999 and 1998



NOTE 13 - PARENT CORPORATION CONDENSED (Continued)

                            CONDENSED BALANCE SHEETS
                           December 31, 2000 and 1999

                                                                                       2000               1999
                                                                                       ----               ----
Assets
Cash and cash equivalents                                                         $    1,031,430    $       417,928
Securities available for sale                                                            727,894            938,133
Investment in subsidiary                                                              23,774,861         21,395,761
Other                                                                                    437,518             23,439
                                                                                  --------------    ---------------

     Total assets                                                                 $   25,971,703    $    22,775,261
                                                                                  ==============    ===============

Liabilities and Shareholders' Equity
Other                                                                             $      504,955    $             -
Common stock subject to repurchase obligation in ESOP                                  5,113,770          4,326,300
Shareholders' equity                                                                  20,352,978         18,448,961
                                                                                  --------------    ---------------

     Total liabilities and shareholders' equity                                   $   25,971,703    $    22,775,261
                                                                                  ==============    ===============

                         CONDENSED STATEMENTS OF INCOME
                            Years ended December 31,

                                                                     2000              1999               1998
                                                                     ----              ----               ----
Dividends from subsidiary                                      $    1,200,000     $      600,000    $       700,000
Interest on securities                                                 38,183             43,596             43,835
Other expenses                                                       (118,318)               (15)            (2,742)
                                                               --------------     --------------    ---------------

Income before equity in undistributed income
  of subsidiary bank                                                1,119,865            643,581            741,093

Equity in undistributed net income of
  subsidiary                                                        2,085,068            919,197          1,919,381
                                                               --------------     --------------    ---------------

Net income                                                     $    3,204,933     $    1,562,778    $     2,660,474
                                                               ==============     ==============    ===============

                                  (Continued)

                              LENAWEE BANCORP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        December 31, 2000, 1999 and 1998



NOTE 13 - PARENT CORPORATION CONDENSED (Continued)

                       CONDENSED STATEMENTS OF CASH FLOWS
                            Years ended December 31,

                                                                     2000            1999              1998
                                                                     ----            ----              ----
Operating activities
Net income                                                     $    3,204,933    $   1,562,778    $   2,660,474
Adjustments to reconcile net income to net cash
  provided by operating activities
     Equity in undistributed net income of
       subsidiary                                                  (2,085,068)        (919,197)      (1,919,381)
     Net amortization of investment securities                          4,100            3,627            3,035
     Other                                                             87,862           60,763          (10,322)
                                                               --------------    -------------    -------------
         Net cash from operating activities                         1,211,827          707,971          733,806

Investing Activities
Activity in available for sale securities
     Maturities and calls                                             215,000          105,000                -
     Purchases                                                              -                -         (113,177)
                                                               --------------    -------------    -------------
         Net cash from investing activities                           215,000          105,000         (113,177)

Financing Activities
Repurchase of common stock                                           (151,405)         (36,936)         (27,200)
Issuance of common stock                                              117,065           96,030           78,700
Exercise of stock options                                                   -                -           41,138
Issuance of stock options below market value                           23,465                -                -
Dividends paid and fractional shares                                 (802,450)        (634,775)        (569,227)
                                                               --------------    -------------    -------------
     Net cash from financing activities                              (813,325)        (575,681)        (476,589)
                                                               --------------    -------------    -------------

Net change in cash and cash equivalents                               613,502          237,290          144,040

Beginning cash and cash equivalents                                   417,928          180,638           36,598
                                                               --------------    -------------    -------------

Ending cash and cash equivalents                               $    1,031,430    $     417,928    $     180,638
                                                               ==============    =============    =============

                                  (Continued)

                              LENAWEE BANCORP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        December 31, 2000, 1999 and 1998


NOTE 14 - FAIR VALUES OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used to estimate fair values for financial instruments. The carrying amount is considered to approximate fair value for cash and cash equivalents, demand and savings deposits, short-term borrowings, accrued interest, and variable rate loans or deposits that reprice frequently and fully. Securities fair values are based on quoted market prices or, if no quotes are available, on the rate and term of the security and on information about the issuer. For fixed rate loans or deposits and for variable rate loans or deposits with infrequent repricing or repricing limits, the fair value is estimated by discounted cash flow analysis using current market rates for the estimated life and credit risk. Fair values for impaired loans are estimated using discounted cash flow analyses or underlying collateral values, where applicable. Fair value of loans held for sale is based on market estimates. Fair value of mortgage servicing rights is estimated using discounted cash flows based on current market interest rates. The fair value of long-term borrowings is based on currently available rates for similar financing. The fair value of other financial instruments and off-balance-sheet items approximate cost and are not considered significant to this presentation.

The estimated year-end fair values of financial instruments were:

                                                          2 0 0 0                              1 9 9 9
                                                          -------                              -------
                                                Carrying                            Carrying
                                                 Amount           Fair Value         Amount            Fair Value
Financial assets:                                ------           ----------         ------            ----------
Cash and cash equivalents                   $    12,992,516    $   12,993,000     $    9,509,898    $     9,510,000
Securities available for sale                    19,321,007        19,321,000         23,024,175         23,024,000
Stock in Federal Home Loan Bank                   2,503,700         2,504,000          2,503,700          2,504,000
Stock in Federal Reserve Bank                       360,000           360,000            360,000            360,000
Loans held for sale                                 803,040           803,000            758,651            759,000
Loans, net                                      212,317,017       211,907,000        192,720,533        192,344,000
Accrued interest receivable                       1,898,947         1,899,000          1,576,279          1,576,000
Mortgage servicing rights                         1,515,924         1,516,000          1,335,419          1,335,000

Financial liabilities:

Demand and savings deposits                 $  (115,782,067)   $ (115,782,000)    $ (112,545,250)   $  (112,545,000)
Time deposits                                  (108,360,588)     (109,317,000)       (86,661,159)       (87,189,000)
Borrowed funds                                   (7,936,150)       (7,871,000)       (16,176,754)       (16,183,000)

                                  (Continued)

                              LENAWEE BANCORP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        December 31, 2000, 1999 and 1998



NOTE 15 - REGULATORY MATTERS

Banks and bank holding companies are subject to regulatory capital requirements administered by federal banking agencies. Capital adequacy guidelines and, additionally for banks, prompt corrective action regulations involve quantitative measures of assets, liabilities, and certain off-balance-sheet items calculated under regulatory accounting practices. Capital amounts and classifications are also subject to qualitative judgments by regulators. Failure to meet capital requirements can initiate regulatory action.

Prompt corrective action regulations provide five classifications: well capitalized, adequately capitalized, undercapitalized, significantly undercapitalized, and critically undercapitalized, although these terms are not used to represent overall financial condition. If adequately capitalized, regulatory approval is required to accept brokered deposits. If undercapitalized, capital distributions are limited, as is asset growth and expansion, and plans for capital restoration are required.

The Company and Bank were categorized as well capitalized at year-end. Actual and required capital levels (in millions) and ratios were:

                                                                                                Minimum Required
                                                                                                   To Be Well
                                                                     Minimum Required              Capitalized
                                                                        For Capital          Under Prompt Corrective
                                                Actual               Adequacy Purposes         Action Regulations
                                                ------               -----------------         ------------------
                                          Amount      Ratio          Amount      Ratio         Amount     Ratio
                                          ------      -----          ------      -----         ------     -----
2000

Total capital (to risk weighted assets)
   Consolidated                           $  27.8    12.7%           $ 17.5      8.0%          $ 21.9     10.0%
   Bank                                      26.1    11.9%             17.5      8.0%            21.9     10.0%
Tier 1 capital (to risk weighted assets)
   Consolidated                              25.5    11.6%              8.8      4.0%            13.2      6.0%
   Bank                                      23.8    10.9%              8.8      4.0%            13.1      6.0%
Tier 1 capital (to average assets)
   Consolidated                              25.5     9.9%             10.3      4.0%            12.9      5.0%
   Bank                                      23.8     9.3%             10.3      4.0%            12.8      5.0%

1999

Total capital (to risk weighted assets)
   Consolidated                           $  25.7    12.6%           $ 16.3      8.0%          $ 20.3     10.0%
   Bank                                      24.3    12.1%             16.1      8.0%            20.1     10.0%
Tier 1 capital (to risk weighted assets)
   Consolidated                              23.1    11.3%              8.2      4.0%            12.2      6.0%
   Bank                                      21.7    10.8%              8.0      4.0%            12.1      6.0%
Tier 1 capital (to average assets)
   Consolidated                              23.1     9.9%              9.4      4.0%            11.7      5.0%
   Bank                                      21.7     9.3%              9.3      4.0%            11.7      5.0%

                                  (Continued)

                              LENAWEE BANCORP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        December 31, 2000, 1999 and 1998




NOTE 16 - QUARTERLY FINANCIAL DATA (UNAUDITED)

                                  Interest        Net Interest            Net            Earnings (Loss) per Share
                                                                                         -------------------------
                                   Income            Income          Income (Loss)      Basic         Fully Diluted
                                   ------            ------          ------------       -----         -------------
2000
     First quarter            $    4,833,000    $     2,889,000    $      704,000    $     0.83      $     0.81
     Second quarter                5,143,000          3,013,000           822,000          0.96            0.95
     Third quarter                 5,378,000          3,040,000           804,000          0.94            0.93
     Fourth quarter                5,497,000          3,199,000           875,000          1.02            1.02


1999
     First quarter            $    4,149,000    $     2,638,000    $      656,000    $     0.77      $     0.77
     Second quarter                4,323,000          2,822,000           793,000          0.93            0.93
     Third quarter                 4,608,000          3,035,000           844,000          0.99            0.99
     Fourth quarter                4,843,000          3,116,000          (730,000)*       (0.86)          (0.86)

* The significant fluctuation in net income (loss) during the fourth quarter of 1999 is primarily the result of recording additional provision for loan losses of approximately $2.3 million attributed to loans to a single borrower in which the Bank had purchased a participating interest from another financial institution. This event is further discussed in Note 4.

                            COMMON STOCK INFORMATION

There is no active market for Company's common stock, and there is no published information with respect to its market price. There are occasional sales through brokers and direct sales by shareholders of which the Company's management is aware. It is the understanding of the management of the Company that over the last three years, the Company's common stock has sold at prices in excess of book value. During 2000, there were, as far as the Company's management knows, sales of shares of the Company's common stock, involving a total of 81,176 shares. The price was reported to management in only a few of these transactions, and management has no way of confirming the prices that were reported. During this period, the highest price known by management to be paid was $72.50 per share, and the lowest price was $60.00 per share. To the knowledge of management, the last sale of common stock occurred in December 2000, involving the sale of 75 shares at a price of $60.00 per share.

The following table sets forth the range of high and low sales prices of the Company's Common Stock during 2000, 1999, and 1998 , based on information made available to the Company, as well as per share cash dividends declared during those periods. Although management is not aware of any transactions at higher or lower prices, there may have been transactions at prices outside the ranges listed below:

                                                                                    Cash
                                           Sales Prices (1)                  Dividends Declared (1)
                                           ----------------                  ----------------------
                                       High                Low
                                       ----                ---
             2000
First Quarter...............          $72.50             $65.00                     0.34
Second Quarter..............          $67.50             $62.50                     0.20
Third Quarter...............          $65.00             $60.00                     0.20
Fourth Quarter..............          $67.50             $60.00                     0.20

             1999                      High                Low
First Quarter...............          $46.00             $46.00                     0.23
Second Quarter..............          $52.50             $47.50                     0.16
Third Quarter...............          $70.00             $52.50                     0.17
Fourth Quarter..............          $75.00             $70.00                     0.19

             1998                      High                Low
First Quarter...............          $26.25             $25.00                     0.20
Second Quarter..............          $35.00             $26.25                     0.15
Third Quarter...............          $42.50             $37.00                     0.16
Fourth Quarter..............          $45.00             $42.50                     0.16

(1)      Adjusted for all stock splits.

There are 3,000,000 shares of the Company's common stock authorized, of which 851,551 shares were issued and outstanding as of December 31, 2000. There were approximately 570 shareholders of record, including trusts and shares jointly owned, as of that date.

The holders of the Company's common stock are entitled to dividends when, as and if declared by the Board of Directors of the Company out of funds legally available for that purpose. Dividends have been paid four times annually. In determining dividends, the Board of Directors considers the earnings, capital requirements and financial condition of the Company and the Bank, along with other relevant factors. The Company's principal source of funds for cash dividends is the dividends paid by the Bank. The ability of the Company and the Bank to pay dividends is subject to regulatory restrictions and requirements.

                              LENAWEE BANCORP, INC.

                             135 East Maumee Street
                             Adrian, Michigan 49221

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            To Be Held April 18, 2001


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Lenawee Bancorp, Inc. (the "Corporation"), a Michigan corporation, will be held on April 18, 2001, at 7:00 p.m. (local time) at the Dominican Hall, Siena Heights University, 1247 East Siena Heights Drive, Adrian, Michigan, for the following purposes:

    1.  To elect three (3) directors, each to hold office for a three-year term.

    2. To consider and act upon a proposal to approve the Lenawee Bancorp 2001 Stock Option Plan.

    3. To approve of the selection of the Corporation's auditors for the 2001 fiscal year.

    4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed March 8, 2001, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof.

                                       By order of the Board of Directors



                                       /s/ Pamela S. Fisher
                                       Pamela S. Fisher, Secretary


     Your vote is important. Even if you plan to attend the meeting, please date and sign the enclosed proxy form, indicate your choice with respect to the matters to be voted upon, and return it promptly in the enclosed envelope. Note that if the stock is held in more than one name, all parties must sign the proxy form.


Dated:  March 19, 2001

                              LENAWEE BANCORP, INC.
                             135 East Maumee Street
                             Adrian, Michigan 49221

                                 PROXY STATEMENT


     This Proxy Statement and the enclosed proxy are furnished in connection with the solicitation of proxies by the Board of Directors of Lenawee Bancorp, Inc. (the "Corporation"), a Michigan bank holding company, to be voted at the Annual Meeting of Shareholders of the Corporation to be held on Wednesday, April 18, 2001, at 7:00 p.m. (local time), at the Dominican Hall, Siena Heights
University, 1247 East Siena Heights Drive, Adrian, Michigan, or at any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and in this Proxy Statement.

                              VOTING AT THE MEETING

     This Proxy Statement has been mailed on or about March 19, 2001, to all holders of record of common stock of the Corporation as of the record date. The Board of Directors of the Corporation has fixed the close of business on March 8, 2001, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders and any adjournment thereof.

     The Corporation has only one class of capital stock authorized which is common stock. As of the record date, there were 851,651 shares of common stock of the Corporation outstanding. Each outstanding share will entitle the holder thereof to one vote on each separate matter presented for vote at the meeting. Votes cast at the meeting and submitted by proxy are counted by the inspectors of the meeting, who are appointed by the Corporation.

     If a Proxy in the enclosed form is properly executed and returned to the Corporation, the shares represented by the Proxy will be voted at the Annual Meeting and any adjournment thereof. If a shareholder specifies a choice, the Proxy will be voted as specified. If no choice is specified, the shares represented by the Proxy will be voted for the election of all of the nominees named in the Proxy Statement and for the proposals set forth in this Proxy Statement, and in accordance with the judgment of the persons named as proxies with respect to any other matter which may come before the meeting. A proxy may be revoked before exercise by notifying the Secretary of the Corporation in writing or in open meeting, by submitting a proxy of a later date, or attending the meeting and voting in person. All shareholders are encouraged to date and sign the enclosed proxy form, indicate your choice with respect to the matters to be voted upon, and return it to the Corporation.

                              ELECTION OF DIRECTORS

     The Articles of Incorporation of the Corporation authorize the Board of Directors to establish the size of the Board. The Board of Directors has established the size of the Board for 2001 at nine (9) persons. The Articles of Incorporation also provide for the division of the Board of Directors into three
(3) classes of nearly equal size with staggered 3-year terms of office. Three people have been nominated by the Board of Directors for election to the Board to serve a three year term expiring at the 2004 Annual Meeting of Shareholders. The Board has nominated Fred R. Duncan, J. Paul Rupert, and Emory M. Schmidt each for a 3-year term. Each nominee is an incumbent director previously elected by the Corporation's shareholders.

     Unless otherwise directed by a shareholder's proxy, the persons named as proxy holders in the accompanying proxy will vote for the nominees named above. In the event any of such nominees shall become unavailable, which is not anticipated, the Board of Directors in its discretion may designate substitute nominees, in which event the enclosed proxy will be voted for such substitute nominees. Proxies cannot be voted for a greater number of persons than the number of nominees named.

     Except for those persons nominated by the Board of Directors, no other persons may be nominated for election at the 2001annual meeting. The Corporation's Bylaws require at least 60 days prior written notice of any other proposed shareholder nomination and no such notice has been received.

     A plurality of the votes cast at the meeting is required to elect the nominees as directors of the Corporation. As such, individuals who receive the largest number of votes cast at the meeting will be elected as directors. Shares not voted at the meeting, whether by abstention, broker nonvote, or otherwise, will not be treated as votes cast at the meeting.

     The Board of Directors recommends a vote FOR the election of all the persons nominated by the Board.

                     PROPOSAL TO APPROVE THE LENAWEE BANCORP
                             2001 STOCK OPTION PLAN


     On November 16, 2000, the Board of Directors adopted the Lenawee Bancorp 2001 Stock Option Plan (the "Plan") to be effective as of February 1, 2001, subject to approval by the Corporation's shareholders. The following summary of the Plan is subject to the specific provisions contained in the complete text of the Plan set forth in Appendix A to this Proxy Statement.

     Purpose. The purpose of the Plan is to advance the interests of the Corporation and its shareholders by offering directors and executive officers of the Corporation and Bank of Lenawee and Bank of Washtenaw (the "Banks") to acquire or increase their proprietary interest in the Corporation. The plan is intended to allow such directors and key employees to participate in the Corporation's future, as well as to enable the Corporation to attract, motivate, reward and retain individuals of the caliber needed to lead and direct the management of the Corporation.

     General. The Plan provides for the granting of stock options, including Incentive Stock Options, as defined in Section 422 of the Internal Revenue Code, and options that do not qualify as Incentive Stock Options ("Nonqualified Stock Options"). The term of the Plan is five years, and no options may be granted after February 1, 2006. The Plan requires the grant of options covering the purchase of ten thousand (10,000) shares during the initial year of the Plan. Of those ten thousand (10,000) shares, options to purchase 500 shares, each, are to be granted to each director of the Corporation who is not an employee of the Corporation or of either Bank. Also, during the initial Plan year, options to purchase shares of Common Stock may be granted to either or both of the Bank Presidents as determined by the Committee. Options covering the balance of the shares may be granted to individuals selected by the Committee, excluding the persons mentioned above. For subsequent years, the Plan requires the grant of options covering 500 shares of the common stock to each non-employee director. Options may also be granted to either or both of the Bank Presidents and such other individuals as selected by the Committee.

     Administration. The Plan will be administered by a committee of the Board of Directors, none of whom may be an employee of the Corporation or the Banks (the "Committee"). Subject to the provisions of the Plan, the Committee has the authority to select key employees to whom options may be awarded, the number of shares of Common Stock to be covered by such option and the terms and conditions of any option, such as conditions of forfeiture, transfer restrictions and vesting requirements, the exercise price (which may not be less than the fair market value), and whether the options are to be Incentive Stock Options or Nonqualified Stock Options.

     Shares Subject to Plan. Fifty thousand (50,000) shares of Common Stock are proposed to be set aside for use under the Plan. The shares to be offered under the Plan will be authorized and unissued shares, including shares reacquired by the Corporation which have that status. The number of shares that may be issued under the Plan and the number of shares subject to options are subject to adjustments in the event of a merger, reorganization, consolidation, recapitalization, stock dividends, stock splits, or other change in corporate structure affecting the Common Stock.

     Terms of Options. The Plan requires that the purchase price for the stock subject to each option not be less than the fair market value of the stock on the date an option is granted. The fair market value of the Corporation's stock will be determined by the Committee, which may take into account the valuation performed for the Corporation's Employee Stock Ownership/401(k) Plan. The Committee also has the authority to determine the exercise period of each option, which may not be more than ten years. In general, all options will be subject to vesting, whereby options will become exercisable at the rate of 20% per year following the date of the grant. Irrespective of the vesting schedule, options will become 100% vested upon the earlier of an Optionee's 62nd birthday, the death or disability of Optionee, or the occurrence of an Applicable Event as defined in the Plan. An Applicable Event is defined to mean the expiration of a tender or exchange offer as a result of which more than 50% of the Corporation's outstanding stock is acquired, or the approval by the Corporation's shareholders of a merger or consolidation, where the Corporation is not the surviving entity, or the approval of an agreement to sell or otherwise dispose of all or substantially all of the Corporation's assets.

     Options will expire 30 days after the date of an employee's or director's termination as an employee or director. If an Optionee dies before the expiration of an option, any outstanding options will terminate on the earlier of the first anniversary of the Optionee's death or the date of expiration of the option. Options may be exercised by the payment of cash or by delivery to the Corporation of previously issued shares, or any combination of the two.

     Termination or Amendment of the Plan. The Board may at any time amend, modify, or terminate this Plan or any part thereof, however, unless otherwise required by law, after shareholder approval, the rights of a participant may not be impaired without the consent of such participant. In addition, without the approval of the Corporation's shareholders, no amendment may be made which would increase the aggregate number of shares of Common Stock that may be issued under the Plan, decrease the option price of any option to less than 100% of the fair market value on the date of grant, withdraw the administration of the Plan from the Committee, or change the terms, set forth in the Plan, under which options may be granted.

     Participation and Assignability. No option may, except as otherwise specifically provided by law, be subject in any manner to assignment, transfer, or encumbrance. Optionees will have no rights as a shareholder until such time that their respective options are exercised.

     Federal Tax Consequences. The following summarizes the consequences of the grant and acquisition of options under the Plan for federal income tax purposes, based on management's understanding of existing federal income tax laws. This summary is necessarily general in nature and does not purport to be complete. Also, state and local income tax consequences are not discussed, and may vary from locality to locality.

     Plan participants will not recognize taxable income at the time an option is granted under the Plan unless the option has a readily ascertainable market value at the time of grant. Management understands that options to be granted under the Plan will not have a readily ascertainable market value; therefore, income will not be recognized by participants before the time of exercise of an option.

     For Nonqualified Stock Options, the difference between the fair market value of the shares at the time an Option is exercised and the Option price generally will be treated as ordinary income to the Optionee, in which case the Corporation will be entitled to a deduction equal to the amount of the Optionee's ordinary income. With respect to Incentive Stock Options, participants will not realize income for federal income tax purposes as a result of the exercise of such options. In addition, if Common Stock acquired as a result of the exercise of an Incentive Stock Option is disposed of more than two years after the date the option is granted and more than one year after the date the option was exercised, the entire gain, if any, realized upon disposition of such Common Stock will be treated for federal income tax purposes as capital gain. Under these circumstances, no deduction will be allowable to the Corporation in connection with either the grant or exercise of an Incentive Stock Option. Exceptions to the general rules apply in the case of a "disqualifying disposition." If a participant disposes of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option before the expiration of one year after the date of exercise or two years after the date of grant, the sale of such stock will be treated as a "disqualifying disposition." As a result, such a participant would recognize ordinary income and the Corporation would be entitled to a deduction in the year in which such disposition occurred.

     The amount of the deduction and the ordinary income recognized upon a disqualifying disposition would generally be equal to the lesser of: (a) the sale price of the shares sold minus the option price, or (b) the fair market value of the shares at the time of exercise and minus the Option price. If the disposition is to a related party (such as a spouse, brother, sister, lineal descendant, or certain trusts for business entities in which the seller holds a direct or indirect interest), the ordinary income recognized generally is equal to the excess of the fair market value of the shares at the time of exercise over the exercise price. Any ordinary income will be taxable as capital gain. In addition, the exercise of Incentive Stock Options may result in an alternative minimum tax liability.

     Required Vote for Approval. The affirmative vote of a majority of the Corporation's Common Stock voted at the Annual Meeting, in person or by proxy, is required to approve the Plan. Shares not voted at the meeting, whether by abstention, broker nonvote, or otherwise, will not be treated as votes cast at the meeting. Unless otherwise directed by marking the accompanying proxy, the proxy holder named therein will vote for the approval of the Plan.

The Board of Directors recommends a vote FOR the approval of the proposed Plan.

   RELATIONSHIP WITH AND APPROVAL OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The financial statements of the Corporation for the year ended December 31, 2000, have been examined by Crowe, Chizek and Company LLP, certified public accountants, as independent auditors of the Corporation for the 2000 fiscal year. No representative of Crowe, Chizek and Company LLP is expected to be at the annual meeting of shareholders. Crowe, Chizek and Company LLP have been the Corporation's auditors for many years and have been reappointed by the Board of Directors as independent public accountants of the Corporation and its subsidiaries for the year ending December 31, 2001.

     Audit Fees

     Aggregate fees billed by Crowe, Chizek and Company LLP for professional services rendered for the audit of the Corporation's annual consolidated financial statements and related services with respect to the annual report on Form 10-K and review of quarterly reports on Form 10-Q for the year ended December 31, 2000, were $39,500.

     Financial Information System Design and Implementation Fees

     No professional services were rendered by Crowe, Chizek and Company LLP for the year ended December 31, 2000, with respect to, directly or indirectly, operating,  or  supervising  the  operation  of, the  Corporation's  information systems or managing the Corporation's local area network or designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Corporation's financial statements taken as a whole.

     All Other Fees

     The aggregate fees billed for services rendered by Crowe, Chizek and Company LLP for services not covered under the two preceding captions for the year ended December 31, 2000 totaled $113,195.

     The Corporation's Audit Committee has concluded that the provision of services covered under the captions Financial Information System Design and Implementation Fees and All Other Fees is compatible with Crowe, Chizek and Company LLP maintaining their independence. None of the hours expended by Crowe Chizek's engagement to audit the Corporation's consolidated financial statements for the year ended December 31, 2000, were attributed to work performed by persons other than Crowe Chizek's full-time, permanent employees.

     Vote Required For Approval

     The affirmative vote of a majority of the Corporation's common stock voted at the annual meeting, in person or by proxy, is required to approve the selection of Crowe, Chizek and Company LLP as auditors for 2001. Shares not voted at the meeting, whether by abstention, broker non-vote or otherwise, will not be treated as votes cast at the meeting. Unless otherwise directed by marking the accompanying proxy, the proxy holder named therein will vote for the approval of Crowe, Chizek and Company LLP as the Corporation's auditors.

     The Board of Directors recommends a vote FOR approval of the selection of Crowe, Chizek and Company LLP as the Corporation's auditors for 2001.

                   VOTING SECURITIES AND BENEFICIAL OWNERSHIP
                            BY MANAGEMENT AND OTHERS

     At March 8, 2001, the Corporation had outstanding 851,651 shares of common stock. Shareholders are entitled to one vote for each full share of common stock registered in their names at the close of business on March 8, 2001, the record date fixed by the Board of Directors. Votes cast at the meeting and submitted by proxy are counted by the inspectors of the meeting, who are appointed by the Corporation.

     As of March 8, 2001, no person was known by management to be the beneficial owner of more than 5% of the outstanding common stock of the Company except as follows:

--------------------------------------------------------------------------------------------------------------------
               Name and Address of                        Amount and Nature of                  Approximate
                 Beneficial Owner                     Beneficial Ownership(1)(5)(6)         Percent of Class(2)
--------------------------------------------------------------------------------------------------------------------
         Douglas L. Kapnick                                   85,560 (3)                          10.05 %
         159 North Scott Street
         Adrian, MI 49221

         BONAT (ESOP/401(k) Trust)(4)                        100,270                              11.77 %
         135 East Maumee Street
         Adrian, MI 49221
--------------------------------------------------------------------------------------------------------------------

     The information in the following table sets forth the beneficial ownership of the Corporation's common stock by each of the Corporation's directors and each of the executive officers listed in the Summary Compensation Table presented later and by all directors and executive officers as a group.

---------------------------------------------------------------------------------------------------------------------
                                                                    Number of Shares
                                                              Beneficially Owned(1)(5)(6)      Percent of Class(2)
---------------------------------------------------------------------------------------------------------------------
Douglas L. Kapnick (Director)........................                  85,560                       10.05%
Allan F. Brittain (Director &Executive Officer)......                  36,003                       4.23%
Fred R. Duncan (Director)............................                  21,396(7)                    2.57%
Edward J. Engle, Jr. (Director)......................                   2,656                         *
William R. Gentner (Director)........................                   3,832                         *
J. Paul Rupert (Director)............................                   3,192                         *
Emory M. Schmidt (Director)..........................                   2,260                         *
J. David Stutzman (Director).........................                   3,924                         *
Patrick K. Gill (Director & Executive Officer).......                   7,993(8)                      *
Loren V. Happel (Executive Officer)..................                     488                         *
All Directors and Executive Officers as a Group
(11 persons).........................................                 167,304                       19.65%
----------------------------------------------------------- --------------------------------- -----------------------
*Less than 1%

(1) The number of shares stated are based on information furnished by each person listed and includes shares personally owned of record by that person and shares which under applicable regulations are deemed to be otherwise beneficially owned by that person. Under these regulations, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, has or shares voting power or investment power with respect to the security. Voting power includes the power to vote or to direct the voting of the security. Investment power includes the power to dispose or to direct the disposition of the security. A person is also considered the beneficial owner of a security if the person has a right to acquire beneficial ownership of the security within sixty (60) days.
(2) Calculated based on shares outstanding plus shares subject to stock options held by any individual listed which are exercisable within sixty (60) days.

(3) Includes shares as to which the indicated person is legally entitled to share voting or investment power by reason of joint ownership, trust, or other contract or property right, and shares held by spouses and children over whom the indicated person may have substantial influence by reason of the relationship.
(4) Patrick K. Gill, Loren V. Happel, and Pamela S. Fisher, officers of the Corporation, are members of the Pension/ESOP/401(k) Committee ("ESOP Committee") of the Corporation. Sky Financial is the trustee of the ESOP Trust, which holds shares of the Corporation for the ESOP. The trustee has voting and limited investment power over the shares held by the ESOP Trust which have not been allocated to an individual account, if any, and limited investment power over shares which have been allocated to an individual account. The ESOP Committee has the power to direct the trustee as to the voting of the shares held by the ESOP Trust that have not been allocated to an individual account, if any. Each of the members of the ESOP Committee disclaims beneficial ownership of shares held by the ESOP (except shares allocated to the person's individual account under the ESOP), and the ESOP shares are not reported as beneficially owned by the members of the ESOP Committee as individuals unless the shares have been allocated to the person's individual account under the ESOP.
(5)  Includes shares allocated to individual accounts under the ESOP.
(6) Shares that may be acquired pursuant to stock options are included in the table for stock options that are exercisable within sixty (60) days. The number of shares subject to such options for the individuals are as follows: Allan F. Brittain: 2,552; Fred R. Duncan: 1,932; Edward J. Engle,
     Jr.: 1,932;  William R. Gentner:  792; Douglas L. Kapnick:  1,932; Emory M.
     Schmidt: 1,932; J. David Stutzman: 1,932; J. Paul Rupert: 1,932; and Patrick K. Gill: 1,744.
(7) Includes 952 shares held in trust by an adult child for the benefit of Mr. Duncan's wife. Mr. Duncan disclaims beneficial ownership of those shares.
(8) Includes 1,100 shares owned by a church as to which Mr. Gill serves as trustee by virtue of his position with the Bank of Lenawee. Mr. Gill disclaims any beneficial interest in those shares.


                INFORMATION ABOUT DIRECTORS AND DIRECTOR NOMINEES

     The following information relating to the principal occupation or employment has been furnished to the Corporation by the respective directors and director nominees. Each of those persons have been engaged in the occupations stated below for more than 5 years. References to "Bank" are to Bank of Lenawee. The Corporation's new subsidiary bank, Bank of Washtenaw, was not established until January of this year.

           Nominees For Election as Director for Term Expiring in 2004

Fred R. Duncan (Director since 1984)
Fred Duncan, 59, is the former owner of the Metamora Elevator (grain elevator business). He serves on the Loan Committee and the Audit, Loan Review and Compliance Committee. He is also a youth camp counselor and mission team leader. Mr. Duncan resides in Shelby, Michigan.

J. Paul Rupert Ph.D. (Director since 1992)
Paul Rupert, 58, is President of Today's Office (retail office furniture) and Office Mouse (retail electronics). He serves on the Asset/Liability Committee, the Audit, Loan Review and Compliance Committee and is Chairman of the Pension, ESOP/401(k) Administrative Committee and the Compensation Committee. Dr. Rupert resides in Adrian, Michigan.

Emory M. Schmidt (Director since 1994)
Emory Schmidt, 57, is Vice President of Brazeway, Inc. Brazeway is a world wide leader of extruded aluminum tubing and heat transfer components with facilities in the U.S., Latin America, Europe and Asia. Mr. Schmidt serves as Chairman of the Executive Committee and also serves on the Asset/Liability Committee, the Audit, Loan Review and Compliance Committee and the Compensation Committee. He also serves as a member of the Adrian College Business Advisory Board, is the Vice President of the Adrian Schools Education Foundation, and an Executive Committee Member of Lenawee Health Alliance. Mr. Schmidt resides in Adrian, Michigan.

                      Directors Whose Terms Expire in 2003

Patrick K. Gill (Director since 1993)
Patrick Gill, 50, is President and CEO of the Bank of Lenawee. Mr. Gill began his career at the Bank of Lenawee in 1992. Mr. Gill serves on the Executive Committee, the Pension, ESOP/401(k) Administrative Committee, the Compensation Committee and is Chairman of the Loan Committee and the Asset/Liability Committee. Mr. Gill is the Past President of the Board of the Lenawee United Way and Volunteer Center. He also serves as a Board member of the Lenawee Chamber of Commerce, a Board member of Catholic Social Services, a member of the Board of Advisors at Adrian College and a Board member of the Saint Joseph Academy Investment Advisory Board. Mr. Gill resides in Adrian, Michigan.

J. David Stutzman (Director since 1993)
David Stutzman, 55, is a Member of Raymond & Stutzman LLC which is a beef feeding and crop farming operation which operates in Seneca, Michigan. Mr. Stutzman serves on the Executive Committee and the Loan Committee. He also serves as a Board member of the Lenawee United Way, is an Advisory Board member of the Producer's Livestock Association, is a past board member of Morenci Area Schools and currently serves on various boards for the First U.C.C. Church. Mr. Stutzman resides in Seneca, Michigan.

                      Directors Whose Terms Expire in 2002

Allan F. Brittain (Director since 1976)
Allan Brittain, 63, is Chairman of the Board of the Bank of Lenawee. Mr. Brittain serves on the Executive Committee, Loan Committee, Asset/Liability Committee, Pension, ESOP/401(k) Administrative Committee and the Compensation Committee. He is also a member of the Board of Trustees for Siena Heights University, and a Board member of the Adrian Public Schools Educational Foundation. Mr. Brittain began his career at the Bank in March of 1963 where he was employed continuously as a full-time employee until his retirement from full-time employment as the Bank's Chief Executive Officer on December 31, 1997. As described below, he continues to provide consulting services to the Company and to the Bank. He resides in Adrian, Michigan.

Edward J. Engle, Jr. (Director since 1986)
Edward Engle, 59, is President of Rima Manufacturing, a screw machine company in Hudson, Michigan. He serves on the Loan Committee and is Chairman of the Audit, Loan Review and Compliance Committee. Mr. Engle is a graduate of DePaul University and Toledo University. Mr. Engle resides in Onsted, Michigan.

William R. Gentner  (Director since 1997)
William Gentner, 64, is Owner and President of Gentner Inc. located in Saline, Michigan, which he founded in Brooklyn, Michigan in 1957. Gentner Inc. is a material supplier consisting of four transportation companies. It has 70 employees and nearly 50 Michigan Gravel Trains. Mr. Gentner serves on the Audit, Loan Review and Compliance Committee and the Compensation Committee. He is also the President of the Michigan Aggregate Carriers Trucking Association. Mr. Gentner resides in Saline, Michigan.

Douglas L. Kapnick (Director since 1982)
Douglas Kapnick, 57, is President of Kapnick and Company. Kapnick and Company is a full service insurance broker with offices in Adrian and Southfield and 85 employees. Mr. Kapnick is Chairman of the Board of Lenawee Bancorp, Inc. and serves on the Loan Committee, the Compensation Committee and the Executive Committee. He also serves on the Board of Trustees for Siena Heights University, is a Director of the Emma L. Bixby Medical Center Foundation, a Board member of the Greater Adrian Industrial Development Corporation, and a Board member of the Adrian Symphony. He is also a recipient of the Lenawee Maple Leaf Award. Mr. Kapnick resides in Adrian, Michigan.


Director Compensation

     Directors of the Corporation are not paid an annual retainer. Directors of the Bank are paid an annual retainer fee of $600 ($5,400 to the Chairman). Compensation is also paid for attendance at Corporation Board meetings ($150 each meeting) and Bank Board meetings ($250 each meeting), and all committee meetings ($200 each meeting). Discretionary bonuses in the form of stock options were paid as listed below for the years ended

December 31, 2000, 1999, and 1998 respectively. During 2000, the Board of Directors of the Corporation and the Bank held a total of 21 regular meetings. Various committees of the Boards held meetings as needed. Each Director attended at least 75% of the total number of meetings of the Board of Directors and meetings of committees on which they served.

     Mr. Brittain, Chairman of the Board of Directors of Bank of Lenawee, and the Bank are parties to a consulting agreement under which he is paid an annual consulting fee of $50,000. They are also parties to a supplemental retirement agreement, which provides for a supplemental retirement benefit for Mr. Brittain. The benefit under the agreement is equal to the difference between the benefit Mr. Brittain would have received under the Bank's Retirement Plan if he had retired at age 65 (normal retirement age) rather than age 60 when he actually retired. His right to the supplemental benefits vests over a five year period ending December 31, 2002, provided he does not become an executive officer of any other bank or financial institution having its main office in Lenawee County, Michigan. The amount of the supplemental benefit is $532 per month.

     Effective February 1, 1996, the Corporation adopted a Stock Option Plan for directors and executive officers. The plan terminated January 18, 2001. The plan provides for granting of options covering a total of up to 52,800 shares of the Corporation's common stock. The plan provides for the grant each year to each director not actively employed by the Corporation or the Bank, as of the effective date of the plan, of options covering 660 shares of common stock. The President of the Bank and other individuals are entitled to receive options covering a number of shares determined by a committee of directors who are not employees of the Bank or the Corporation. Options granted under the plan, vest at the rate of 20% at each anniversary of the option grant date. Vesting is accelerated upon the Optionee's attainment of age 62, in the event of a change of control of the Corporation, the death of the Optionee or the Optionee's total disability. The option price under all options granted to date has been the most recent independent appraised price for purposes of the Bank's Employee Stock Ownership Plan. The term of each Option is established by the committee but may not exceed ten years from the date of grant.

Stock Options granted to directors:

----------------------------------------------------------------------------------------------------------------
2000                                     1999                                   1998
----------------------------------------------------------------------------------------------------------------
Each Outside Director: 660               Each Outside Director: 660             Each Outside Directors:  660

Chairman:  660                           Chairman:  660                         Chairman:  660

CEO:  440                                CEO:  440                              CEO:  400

Exercise Price - ALL OPTIONS -           Exercise Price - ALL OPTIONS -         Exercise Price - ALL OPTIONS -
$44.00 Per Share                         $36.00 Per Share                       $25.00 Per Share
---------------------------------------- -------------------------------------- --------------------------------
(NOTE:  All amounts shown have been adjusted for stock splits.)

                                 AUDIT COMMITTEE

     The Audit Committee, comprised of five nonemployee directors, met on four occasions during 2000. Each of the members of the Audit Committee is independent as defined in Rule 4200(a) of the NASD Listing Standards. Primary duties and responsibilities of the Audit Committee include annually recommending to the Board of Directors an independent public accounting firm to be appointed auditors of the Corporation and the Bank, reviewing the scope and fees for the audit, reviewing all the reports received from the independent certified public accountants, and coordinating matters with the internal auditing function. The Board of Directors has not adopted an Audit Committee Charter. On March 13, 2001, the Audit Committee submitted to the Board the following report.

     Audit Committee Report

     We have reviewed and discussed with management the Corporation's audited financial statements as of and for the year ended December 31, 2000.

     We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

     Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Corporation's Form 10-K for the year ended December 31, 2000.

     Respectfully submitted, Fred R. Duncan, Edward J. Engle, Jr., William R. Gentner, J. Paul Rupert and Emory M. Schmidt.


                       COMPENSATION OF EXECUTIVE OFFICERS

                   Committee Report on Executive Compensation

     All of the executive officers of the Corporation, with the exception of Mr. Kapnick (the Chairman) are also officers of one or more of the Corporation's subsidiary banks. They serve as officers of the Corporation as an incident to their primary service as an officer and employee of a subsidiary bank and receive no compensation directly from the Corporation. Although there is a great deal of communication between the Board of Directors of the Corporation and the Boards of Directors of the subsidiary banks, the Boards of Directors of the subsidiary banks retain authority and responsibility for setting compensation for their own officers, including those officers who also serve as officers of the Corporation.

     The Executive Committee of the Corporation serves as a Compensation Committee with respect to Mr. Gill's compensation, with Mr. Gill excluded from decisions with respect to his own compensation. The Board of Directors of the Corporation, except Mr. Gill, serves as a committee to administer the Stock Option Plans of the Corporation. The Corporation's Board of Directors has responsibility for establishing the formal Employee Benefit Plans which are available to the employees of the subsidiary banks. These plans currently include a Qualified Employee Stock Ownership and 401(k) Plan, the 1996 Stock Option Plan and, subject to shareholder approval, the 2001 Stock Option Plan. The Board of Directors of the Corporation reviews the compensation to be paid to executive officers of the subsidiary banks who also serve as officers of the Corporation. Recommendation and formal authorization of the compensation of subsidiary bank executive officers is, however, the role of the Board of Directors of the subsidiary banks.

     All executive officers receive a salary and, if net income is satisfactory, an annual cash bonus. It is the policy of the Corporation and the subsidiary banks to set salaries at levels that will be competitive with other comparable financial institutions in order to enable the Corporation and the subsidiary banks to retain and, when needed, attract qualified executive officers. Information on compensation levels of other institutions is obtained from compensation surveys published by the Michigan Bankers Association, the Bank Administration Institute and from other similar sources. In setting salaries, the Corporation and the subsidiary banks also seek to assure relative fairness in the compensation of officers and to recognize the value of the contribution that each makes to the Corporation's success. Annual cash bonuses are based on a discretionary evaluation of the performance of the Corporation and the subsidiary bank served by the officer. Bonuses also take into account recognition of specific personal achievements of the individual officers.

     During 2000, 440 stock options were granted to the Corporation's President who also serves as President of Bank of Lenawee and no stock options were granted to any other executives. The number of shares subject to each option was based upon the position and discretionary assessment of the performance of each grantee. The options awarded in 2000 vest at the rate of 20% each year.

     The Corporation generally maintains a conservative level of perquisites and personal benefits. The dollar value of perquisites and personal benefits provided to executive officers does not exceed 10% of each executive officer's respective annual salary and bonus.

     The salary and bonus of Patrick A. Gill, President and Chief Executive Officer of the Corporation and Bank of Lenawee, was recommended by the Executive Committee of Bank of Lenawee and approved by the Boards of

Directors of the Corporation and Bank of Lenawee. In recommending and approving Mr. Gill's salary, the Committee and the Boards considered a survey of compensation paid to executive officers by Michigan financial institutions of more or less comparable size. Mr. Gill's salary, bonus and stock option awards were also based on a discretionary evaluation of Mr. Gill's personal performance and the operating results of the Corporation and Bank of Lenawee. For this purpose, the Committee and the Board of Directors focused on the earnings of the Corporation and Bank of Lenawee in the year just completed, the quality and productivity of the management team, reductions in administrative staffing, and continuing improvements made in loan quality, loans and loan allowance management, and loan documentation and procedures.

     Respectfully submitted, Allan F. Brittain (member Executive and Compensation Committees), Douglas L. Kapnick (member Executive and Compensation Committees), J. Paul Rupert (member Compensation Committee), Emory M. Schmidt (member Executive and Compensation Committees), J. David Stutzman (member Executive Committee), Patrick K. Gill (member Executive and Compensation Committees).


                         EXECUTIVE COMPENSATION SUMMARY

     The following table sets forth the compensation paid by the Bank of Lenawee during the last three years to its Chief Executive Officer and Chief Financial Officer. There are no employees of the Corporation; all personnel are employed by the Bank of Lenawee. No other executive officers of the Corporation or the Bank of Lenawee received annual compensation in excess of $100,000 during this period.

                                                        Annual Compensation
                                             -----------------------------------------             All Other
      Name and Principal Position            Year            Salary             Bonus            Compensation
      ---------------------------            ----            ------             -----            ------------
Patrick K. Gill, President/CEO               2000          $150,500           $77,282             $70,633(1)
                                             1999           130,000            48,950              61,600(1)
                                             1998           130,000            15,900              42,900(1)

Loren V. Happel, CFO                         2000           $82,000           $23,900
                                             1999            80,400            22,100
                                             1998            80,400             9,900

(1) Includes the value of a share grant of Company common stock, amounts reimbursed for payment of taxes and automobile lease payments. Share grants were 1,000, 500 and 250 in 2000, 1999 and 1998 respectively.

     In 1999, Patrick K. Gill and Bank of Lenawee executed an agreement that outlines his compensation arrangement. That compensation consists of a minimum base salary of $150,000, participation in a cash incentive program, participation in a shareholder-approved stock option program for directors and certain executive officers, a 1,000 share stock award, a leased vehicle and all other benefits as may be provided to employees generally. The agreement also outlines various termination scenarios and the compensation and/or benefits to be paid under each. In the event of an involuntary termination, without cause, of Mr. Gill's employment, or his resignation for good reason (change in duties or responsibilities or reduction in base salary), his compensation and benefits will be paid for twelve months. Should his employment be terminated for cause, or he resign without good reason, no salary continuation will be paid and benefits will only be provided in accordance with the plans and practices applicable to employees generally.

     The Corporation maintains a defined benefit pension plan for substantially all employees. The Corporation also maintains an Employee Stock Ownership and 401(k) plan covering substantially all employees.

                   EXECUTIVE OPTION GRANTS IN LAST FISCAL YEAR

                                       Percent of
                                          Total
                        Number of        Options
                          Shares       Granted to                                      Potential Realizable Value at
                        Underlying      Employees                                      Assumed Annual Rates of Stock
                         Options        in Fiscal     Exercise     Expiration      Price Appreciation for Option Term(2)
                          Granted         Year         Price          Date           0%         5%          10%
                         --------       --------       ------         -----          --         --          ---
Patrick K. Gill            440            100%          44.00         2010          $7,040      $23,643     $49,115

(1) Appraised value in the most recent independent appraisal performed for purposes of the Bank's Employee Stock Ownership Plan.
(2) Computed based on last sale price ($60.00 per share), during 2000, of which management is aware.

                             YEAR END OPTION VALUES

                                                               Number of Shares Underlying        Value of Unexercised
                                                                 Unexercised Options at          In-the-Money Options at
                                                                    December 31, 2000             December 31, 2000(1)
                        Shares Acquired                             -----------------             --------------------
        Name              On Exercise       Value Realized      Exercisable/Unexercisable       Exercisable/Unexercisable
        ----            ----------------    --------------      -------------------------       -------------------------
Patrick K. Gill              -0-                 -0-                    1744/976                     $63,727/$25,430

(1) Computed based on last sale price ($60.00 per share), during 2000, of which management is aware.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Certain directors and officers of the Corporation have had, and are expected to have in the future, loan and other extension of credit transactions with the subsidiary banks, or have been directors or officers of corporations, or members of partnerships, which have had and are expected to have in the future, such transactions with the subsidiary banks. All such transactions with officers and directors, either directly or indirectly, have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other customers, and these transactions do not involve more than the normal risk of collectability or present other unfavorable features. All such future transactions, including transactions with principal shareholders and other Corporation affiliates, will be made in the ordinary course of business, on terms no less favorable to the Corporation than with other customers, and will be subject to approval by a majority of the Corporation's independent, outside disinterested directors.

     The Corporation and the subsidiary banks purchase all of their insurance products through an insurance agency owned primarily by Mr. Kapnick, one of the directors. All insurance products are purchased at rates, which are believed to be competitive for the same or comparable insurance products that could be purchased through other agencies. Total premiums paid to Mr. Kapnick's agency for one year of insurance coverage purchased by the Corporation and the subsidiary banks during 2000 were approximately $173,896.

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Corporation's common stock with that of the cumulative total return on the MG Group Index and the NASDAQ Stock Market Index for the five year period ended December 31, 2000. The MG Group Index is an index composed of 90 banks and bank holding companies located in the Midwest and published by Media General Financial Services. The following information is based on an investment of $100, on December 31, 1995, in the Corporation's common stock, the MG Group Index, and the NASDAQ Stock Market Index, with dividends reinvested. There has been only limited trading in the Corporation's common stock and the Corporation's common stock does not trade on any stock exchange or on the NASDAQ market. Accordingly, the returns reflected in the following graph and table are based on sale prices of the Corporation's stock of which management is aware. There may have been sales at higher or lower prices of which management is not aware.

                                [GRAPH OMITTED]

-------------------------------------------------------------------------------------------------------------------
                                       1995         1996          1997         1998          1999         2000
-------------------------------------------------------------------------------------------------------------------
Lenawee Bancorp                        100         111.38        137.96       253.78        400.34       348.03

MG Group Index                         100         133.59        228.03       252.99        209.94       255.66

NASDAQ Market Index                    100         122.96        163.98       210.84        255.22       231.98
-------------------------------------------------------------------------------------------------------------------

 Source: Media General Financial Services, Richmond, Virginia

                      COMPLIANCE WITH SECTION 16 REPORTING

     The rules of the Securities and Exchange Commission require that the Corporation disclose late filings of reports of stock ownership (and changes in stock ownership) by its directors, executive officers and beneficial owners of more than 10% of the Corporation's common stock. Based solely on its review of the copies of such reports received by it, and written representations from certain reporting persons, the Corporation believes that during the year ended December 31, 2000, its directors, executive officers and beneficial owners of more than 10% of the Corporation's common stock have complied with all filing requirements applicable to them.


                              SHAREHOLDER PROPOSALS

     Any shareholder proposal to be considered by the Corporation for inclusion in the 2002Annual Meeting of Shareholders proxy materials must be received by the Corporation no later than November 20, 2001

                       AVAILABILITY OF 10-K ANNUAL REPORT

     An annual report on Form 10-K to the Securities and Exchange Commission for the year ended December 31, 2000, will be provided free to shareholders upon written request. Write to Lenawee Bancorp, Inc., Attention: Pamela S. Fisher, 135 East Maumee Street, Adrian, Michigan 49221. The Form 10-K and certain other periodic filings are filed with the Securities and Exchange Commission (the "SEC"). The SEC maintains an Internet web site that contains reports and other information regarding companies, including the Corporation, that file electronically. The SEC's web site address is http:\\www.sec.gov.

                                  MISCELLANEOUS

     The management of the Corporation is not aware of any other matter to be presented for action at the meeting. However, if any such other matter is properly presented for action, it is the intention of the persons named in the accompanying form of proxy to vote thereon in accordance with their best judgment.

     The cost of soliciting proxies in the accompanying forms will be borne by the Corporation. In addition to solicitation by mail, proxies may be solicited in person, or by telephone or telegraph, by some regular employees of the Corporation.

     Shareholders are urged to sign and return the enclosed proxy in the enclosed envelope. A prompt response will be helpful and appreciated.


                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              /s/ Pamela S. Fisher
                                              Pamela S. Fisher
                                              Secretary

March 19, 2001